New Issue Computational Materials

$326,721,000 (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-RZ2

Residential Asset Mortgage Products, Inc.

Depositor

RAMP Series 2005-RZ2 Trust

Issuer

Residential Funding Corporation

Master Servicer

July 21, 2005

Expected Timing:	Pricing Date:	On or about July ☐, 2005
	Settlement Date:	On or about August 5, 2005
	First Payment Date:	August 25, 2005

Structure:	Fixed Rate Loans:	$64.5 Million
	Adjustable Rate Loans:	$273.7 Million
	Rating Agencies:	Moody’s, Standard & Poor’s and Fitch

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

NEITHER THE ISSUER OF THE SECURITIES NOR ANY OF ITS AFFILIATES PREPARED, PROVIDED, APPROVED OR VERIFIED ANY STATISTICAL OR NUMERICAL INFORMATION PRESENTED HEREIN, ALTHOUGH THAT INFORMATION MAY BE BASED IN PART ON LOAN LEVEL DATA PROVIDED BY THE ISSUER OR ITS AFFILIATES.

INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE. ONCE AVAILABLE, THE BASE PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE GREENWICH CAPITAL MARKETS, INC. TRADING DESK AT (203) 625-6160.

THIS COMMUNICATION DOES NOT CONTAIN ALL INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT.

THE INFORMATION IN THIS COMMUNICATION IS PRELIMINARY AND IS SUBJECT TO COMPLETION OR CHANGE.

THE INFORMATION IN THIS COMMUNICATION SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR SIMILAR COMMUNICATION RELATING TO THESE SECURITIES.

THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

RAMP Series 2005-RZ2 Trust Structural Summary
July 21, 2005
$326,721,000 (Approximate - Subject to Revision)
Characteristics of the Certificates(1)(2)

Class	Amount ($)	Ratings (Moody’s / S&P/Fitch)	Bond Type	WAL (yrs.) to Call/Mat	Principal Lockout / Window (mos.) to Call/Mat	Exp. Maturity to Call	Final Scheduled Maturity
A-I-1	69,179,000	Aaa/AAA/AAA	Sr Fltr (3)(4)	1.00 / 1.00	1-22 / 1-22	May 2007	April 2026
A-I-2	10,682,000	Aaa/AAA/AAA	Sr Fltr (3)(4)	2.00 / 2.00	22-26 / 22-26	Sept 2007	September 2027
A-I-3	30,406,000	Aaa/AAA/AAA	Sr Fltr (3)(4)	3.00 / 3.00	26-59 / 26-59	June 2010	February 2033
A-I-4	17,158,000	Aaa/AAA/AAA	Sr Fltr (3)(4)	6.33 / 7.60	59-83 / 59-181	June 2012	May 2035
A-II	127,425,000	Aaa/AAA/AAA	Sr Fltr (3)(4)	Not Offered Hereby
M-1	18,771,000	Aa1/AA+ /AA+	Mezz Fltr (3)(4)	4.89 / 5.39	43-83 / 43-160	June 2012	May 2035
M-2	14,543,000	Aa1/AA /AA	Mezz Fltr (3)(4)	4.79 / 5.28	41-83 / 41-152	June 2012	April 2035
M-3	7,610,000	Aa2/AA-/AA-	Mezz Fltr (3)(4)	4.75 / 5.22	40-83 / 40-143	June 2012	April 2035
M-4	8,286,000	Aa3/A+/A+	Mezz Fltr (3)(4)	4.73 / 5.17	39-83 / 39-138	June 2012	March 2035
M-5	8,117,000	A2/A-/A-	Mezz Fltr (3)(4)	4.72 / 5.12	38-83 / 38-130	June 2012	March 2035
M-6	6,764,000	Baa1/BBB+ /BBB+	Mezz Fltr (3)(4)	4.70 / 5.06	38-83 / 38-121	June 2012	February 2035
M-7	3,890,000	Baa2/BBB/BBB	Mezz Fltr (3)(4)	4.70 / 4.99	37-83 / 37-111	June 2012	December 2034
M-8	3,890,000	Baa3/BBB- /BBB-	Mezz Fltr (3)(4)	4.68 / 4.89	37-83 / 37-103	June 2012	November 2034
B-1	3,382,000	Ba1/BB+/BB+	Sub Fltr (3)(4) (5)	4.68 / 4.76	37-83 / 37-94	June 2012	August 2034
B-2	3,382,000	NR/BB/BB	Sub Fltr (3)(4) (5)	4.49 / 4.49	37-82 / 37-82	May 2012	April 2034
B-3	3,044,000	NR/BB-/BB-	Sub Fltr (3)(4)(5)	3.67 / 3.67	37-63 / 37-63	October 2010	May 2033
Total	336,529,000

Notes:

(1)	The Class Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2)	The Offered Certificates will be priced to the Clean-up Call Date at the Prepayment Pricing Assumptions:

Fixed Rate Loans: 100% PPC (4.0% CPR in month 1, building by approximately 1.909% each month to 25% CPR in month 12, and remaining constant at 25% CPR thereafter);

Adjustable Rate Loans: 100% PPC (4.0% CPR in month 1, building by approximately 2.364% each month to 30% CPR by month 12, and remaining constant at 30% CPR thereafter).

(3)

If the 10% Clean-Up Call is not exercised, the margins for the Class A Certificates will double and the margins for the Class M and Class B Certificates will increase by a 1.5x multiple on the second Distribution Date following the first possible Clean-Up Call Date. Each class is subject to the Net WAC Cap.

(4)

The least of (a) One-Month LIBOR plus the related margin per annum; (b) the Net WAC Rate; and (c) 11%. The holders of the Class A, Class M and Class B Certificates may also be entitled to certain payments under the Swap Agreement (as described herein).

(5)	The Class B Certificates will not be offered hereby.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Title of Securities:	RAMP Mortgage Asset-Backed Pass-Through Certificates, Series 2005-RZ2.

Depositor:	Residential Asset Mortgage Products, Inc., an affiliate of Residential Funding Corporation.

Master Servicer:	Residential Funding Corporation.

Subservicer:	The primary servicing will be provided by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 100% of the Mortgage Loans.

Underwriter:	Greenwich Capital Markets, Inc.

Trustee:	JPMorgan Chase Bank.

Swap Counterparty:	TBD.

Offered Certificates:

The Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates (collectively, the “Class A-I Certificates”) are backed by first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the “Group I Loans”).

The Class A-II Certificates are backed by first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations (the “Group II Loans”).

The Class A-I Certificates and the Class A-II Certificates are collectively referred to herein as the “Class A Certificates.”

.	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (collectively the “Class M Certificates”).

Class A Certificates and Class M Certificates (the “Offered Certificates”).

Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus which includes a Prospectus Supplement (together, the “Prospectus”).

Non-Offered Certificates:	Class B-1, Class B-2 and Class B-3 Certificates (the “Class B Certificates”).

Statistical Calculation Date:	July 1, 2005.

Cut-Off Date:	July 1, 2005.

Closing Date:	On or about August 5, 2005.

Distribution Date:	Distribution of principal and interest on the Offered Certificates will be made on the 25th day of each month, or if this is not a business day, on the next business day, commencing in August 2005.

Form of Offered Certificates:	The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:

The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status:	The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

ERISA Eligibility:	None of the Certificates are expected to be ERISA eligible.

SMMEA Eligibility:	None of the Offered Certificates are expected to constitute “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances:

The Master Servicer will be obligated to advance, or cause to be advanced, cash with respect to delinquent payments of principal and interest on the Mortgage Loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the related Mortgage Loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Monthly Fees:	Subservicing fee minimum of 0.25% per annum, payable monthly; master servicing fee of 0.05% per annum, payable monthly.

Eligible Master Servicing

Compensation:

For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the aggregate stated principal balance of the Mortgage Loans immediately preceding that Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date.

Optional Call:

If the aggregate principal balance of the mortgages loans after giving effect to distributions to be made on that Distribution Date falls below 10% of the original principal balance thereof, the holders of the call rights may terminate the trust on the second Distribution Date following such date, (the “Clean-up Call Date”).

Mortgage Loans:	The mortgage pool will consist of one- to two-family, fixed and adjustable rate mortgage loans secured by first liens on fee simple or leasehold interests on residential mortgage properties.

The Group I Loans will consist of first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations. The statistical pool of Group I Loans described herein has an approximate aggregate principal balance of approximately $169,109,847 as of the Cut-off Date.

The Group II Loans will consist of first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations. The statistical pool of Group II Loans described herein has an approximate aggregate principal balance of approximately $169,109,847 as of the Cut-off Date

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Credit Enhancement:

A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M and Class B Certificates. Credit enhancement for any Class M Certificates will include the subordination of the Class B Certificates and the Class M Certificates with a lower priority.

Class	Initial Subordination (1)	Stepdown Date Subordination
A	24.65%	49.30%
M-1	19.10%	38.20%
M-2	14.80%	29.60%
M-3	12.55%	25.10%
M-4	10.10%	20.20%
M-5	7.70%	15.40%
M-6	5.70%	11.40%
M-7	4.55%	9.10%
M-8	3.40%	6.80%
B-1	2.40%	4.80%
B-2	1.40%	2.80%
B-3	0.50%	1.00%

(1) Includes the initial overcollateralization requirement as described herein.

B. Overcollateralization (“OC”)
Initial (% Orig)	0.50%
OC Target (% Orig)	0.50%
Stepdown OC Target (% Current)	1.00%
OC Floor (% Orig)	0.50%

C. Excess Cashflow. Initially equal to approximately 426 bps per annum.
D. Swap Agreement. Credit enhancement for the Class A, Class M and Class B Certificates will include net payments made by the swap counterparty to the trustee pursuant to the swap agreement.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Excess Cashflow:

With respect to any Distribution Date, an amount equal to the sum of (x) the excess of the available distribution amount for that Distribution Date over the sum of (a) the interest distribution amount for the certificates that Distribution Date and (b) the Principal Remittance Amount for that Distribution Date and (y) the Overcollateralization Reduction Amount, if any, for that Distribution Date.

Required Overcollateralization

Amount:

For any Distribution Date (i) prior to the Stepdown Date, an amount equal to 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 1.00% of the then current aggregate outstanding principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the Overcollateralization Floor or (iii) on or after the Stepdown Date if a Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date. The Required Overcollateralization Amount will be fully funded on the Closing Date.

Overcollateralization Floor:	An amount equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, or approximately $1,690,694.

Excess Overcollateralization

Amount:	With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount on that Distribution Date over the Required Overcollateralization Amount on that Distribution Date.

Overcollateralization Amount:

With respect to any Distribution Date, the excess, if any, of (a) the aggregate stated principal balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over (b) the aggregate certificate principal balance of the Class A, Class M and Class B Certificates before taking into account distributions of principal to be made on that Distribution Date.

Overcollateralization Increase

Amount:

With respect to any Distribution Date, an amount equal to the lesser of (i) the Excess Cashflow for that Distribution Date (to the extent not used to cover losses) and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization Reduction

Amount:

With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of

(i) the Excess Overcollateralization Amount for that Distribution Date, and (ii) the Principal Remittance Amount for that Distribution Date.

Stepdown Date:

The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in August 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the 49.30%.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Senior Enhancement

Percentage:

On any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the Class M and Class B Certificates immediately prior to that Distribution Date and (y) the Overcollateralization Amount immediately prior to that Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Trigger Event:

A Trigger Event is in effect with respect to any Distribution Date if either (i) on or after the Stepdown Date the Sixty-Plus Delinquency Percentage, as determined on that Distribution Date, exceeds [30.50]% of the current Senior Enhancement Percentage or (ii) on or after the Distribution Date in August 2008 the aggregate amount of realized losses allocated as a percentage of the Cut-Off Date aggregate stated principal balance of the Mortgage Loans exceeds the values defined below:

Distribution Dates

August 2008 to July 2009	[3.15]% for the first month, plus an additional 1/12th of [1.85]% for every subsequent month;
August 2009 to July 2009	[5.00]% for the first month, plus an additional 1/12th of [1.45]% for every subsequent month;
August 2010 to July 2010	[6.45]% for the first month, plus an additional 1/12th of [0.85]% for every subsequent month;
August 2011 and thereafter	[7.30]%

Sixty-Plus Delinquency

Percentage:

With respect to any Distribution Date on or after the Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with such Distribution Date, of the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgaged loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the Mortgage Loans immediately preceding that Distribution Date.

Interest Payments:

On each Distribution Date holders of the certificates will be entitled to receive the interest that has accrued on the certificates at the related pass-through rate during the related Accrual Period, and any interest due on a prior Distribution Date that was not paid.

Accrual Period:

The Offered Certificates will be entitled to interest accrued, with respect to any Distribution Date, from and including the preceding Distribution Date (or from and including the Closing Date in the case of the first Distribution Date) to and including the day prior to the then-current Distribution Date (the “Floating Rate Accrual Period”) calculated on an actual/360-day basis.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Net Mortgage Rate:	With respect to any Mortgage Loan, the per annum mortgage rate thereon minus the per annum rates at which the master servicing and subservicing fees are paid.

Maximum Net Mortgage Rate:

With respect to any adjustable rate Mortgage Loan, the maximum net at which interest can accrue thereon less the per annum rates at which the master servicing and subservicing fees are paid. With respect to any fixed-rate Mortgage Loan, the Net Mortgage Rate.

Net WAC Cap:

For any Distribution Date, a per annum rate equal to (a) the weighted average of the Net Mortgage Rates of the Mortgage Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period minus (b) any net swap payments paid to the Swap Counterparty divided by the aggregate principal balance of the Mortgage Loans, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Basis Risk Shortfall:

With respect to any class of Class A, Class M or Class B Certificates and any Distribution Date on which the Net WAC Cap Rate is used to determine the pass-through rate for that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate equal to the least of (a) One-Month LIBOR plus the related Margin, (b) 11.00% per annum and (c) the weighted average Maximum Net Mortgage Rate, over (ii) accrued certificate interest for that class calculated using the Net WAC Cap Rate; plus any unpaid Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent not previously paid from Excess Cash Flow, at a rate equal to the least of (a) One-Month LIBOR plus the related Margin, (b) 11.00% per annum and (c) the weighted average Maximum Net Mortgage Rate.

Class A Interest Distribution

Priority:

With respect to each class of Class A Certificates and any distribution date, the amount available for payment of Accrued Certificate Interest thereon for that distribution date plus Accrued Certificate Interest thereon remaining unpaid from any prior distribution date, in the amounts and priority as follows:

(i)	concurrently, to the Class A-I Certificates, pro rata, from the Class A-I Interest Remittance Amount and to the Class A-II Certificates, from the Class A-II Interest Remittance Amount;
(ii)

to the Class A-I Certificates, pro rata, from the remaining Class A-II Interest Remittance Amount or to the Class A-II Certificates, pro rata, from the remaining Class A-I Interest Remittance Amount, as needed after taking into account any distributions in respect of interest on the Class A Certificates made in first above;

(iii)

concurrently, from the Principal Remittance Amount related to Group I Loans to the Class A-I Certificates, pro rata, and from the Principal Remittance Amount related to Group II Loans to the Class A-II Certificates, after taking into account any distributions in respect of interest on the Class A Certificates made in first and second above; and

(iv)

from the remaining Principal Remittance Amount related to Group II Loans to the Class A-I Certificates, pro rata, or from the remaining Principal Remittance Amount related to Group I Loans to the Class A-II Certificates, as needed after taking into account any distributions in respect of interest on the Class A Certificates made in (i), (ii) and (iii) above.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Class A-I Interest

Remittance Amount:	With respect to any distribution date, the portion of the Available Distribution Amount for that distribution date attributable to interest received or advanced with respect to the Group I Loans.

Class A-II Interest

Remittance Amount:	With respect to any distribution date, the portion of the Available Distribution Amount for that distribution date attributable to interest received or advanced with respect to the Group II Loans.

Prepayment Interest

Shortfall:

With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the Mortgage Loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the Mortgage Loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefor. Any Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation or Excess Cash Flow and allocated to a class of offered certificates will accrue interest at the then applicable pass-through rate on that class of offered certificates.

Relief Act Shortfalls:

With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cashflow in the current period only as described under “Excess Cashflow Distributions.” Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cash Flow will remain unpaid. Relief Act Shortfalls will be allocated on a pro rata basis among the certificates.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Allocation of Losses:	Realized losses on the mortgage loans will be allocated as follows:
	(i)	Funds if any received under the Swap Agreement;
	(ii)	to Excess Cashflow;
	(iii)	by a reduction in the Overcollateralization Amount until reduced to zero;
	(iv)	to the Class B-3 Certificates until the certificate principal balance thereof has been reduced to zero;
	(v)	to the Class B-2 Certificates until the certificate principal balance thereof has been reduced to zero;
	(vi)	to the Class B-1 Certificates until the certificate principal balance thereof has been reduced to zero;
	(vii)	to the Class M-8 Certificates until the certificate principal balance thereof has been reduced to zero;
	(viii)	to the Class M-7 Certificates until the certificate principal balance thereof has been reduced to zero;
	(ix)	to the Class M-6 Certificates until the certificate principal balance thereof has been reduced to zero;
	(x)	to the Class M-5 Certificates until the certificate principal balance thereof has been reduced to zero;
	(xi)	to the Class M-4 Certificates until the certificate principal balance thereof has been reduced to zero;
	(xii)	to the Class M-3 Certificates until the certificate principal balance thereof has been reduced to zero;
	(xiii)	to the Class M-2 Certificates until the certificate principal balance thereof has been reduced to zero;
	(xiv)	to the Class M-1 Certificates until the certificate principal balance thereof has been reduced to zero; and
(xv)

for losses on the Group I Loans, to the Class A-I Certificates, on a pro rata basis based on their related certificate principal balance and for losses on the Group II Loans, to the Class A-II Certificates, in each case, until the certificate principal balance thereof has been reduced to zero.

Step-up Coupon:

The rate used to calculate the pass-through rate on the Class M and Class B Certificates will increase by a 1.5x multiple on the second Distribution Date following the first possible Clean-Up Call Date. The margin on the Class A Certificates will increase to 2x the original margin on the second Distribution Date following the first possible Clean-up Call Date.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Principal Payments:

Holders of each class of Class A Certificates will be entitled to receive on each distribution date, to the extent of the Available Distribution Amount remaining after the Interest Distribution Amount is distributed, a distribution allocable to principal in the manner as follows:

	(a)	The Group I Principal Distribution Amount will be distributed as follows:
		•	first, to the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero; and
		•	second, to the Class A-II Certificates until the Certificate Principal Balance thereof has been reduced to zero.
	(b)	The Group II Principal Distribution Amount will be distributed as follows:
		•	first, to the Class A-II Certificates until the Certificate Principal Balance thereof has been reduced to zero; and
		•	second, to the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero.

The Class M and Class B Certificates will be subordinate to the Class A Certificates, and will not receive any principal payments until on or after the Stepdown Date, or if a Trigger Event is in effect, unless the aggregate certificate principal balance of the Class A Certificates have been reduced to zero.

On or after the Stepdown Date and if a Trigger Event is not in effect, or if the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, the remaining principal distribution amount will be distributed in the following order of priority: to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, to the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount and to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount, in each case until the certificate principal balance thereof has been reduced to zero.

Principal Distribution

Amount:	For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over (y) the interest distribution amount and (b) sum of the following amounts:
	(1)	the Principal Remittance Amount for the Mortgage Loans,
(2)

the lesser of (a) subsequent recoveries for that Distribution Date and (b) the principal portion of any realized losses allocated to any class of Class A, Class M or Class B Certificates on a prior Distribution Date and remaining unpaid;

(3)

the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used in clause (2) above on such Distribution Date, and (b) the principal portion of any realized losses incurred, or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date; and

(4)

the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used pursuant to clauses (2) and (3) above on such Distribution Date, and (b) the amount of any Overcollateralization Increase Amount for that Distribution Date; minus

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

(5)	the amount of any Overcollateralization Reduction Amount for that Distribution Date;
(6)

any net swap payments or swap termination payment not due to a swap party trigger event owed to the swap counterparty to the extent not previously paid from interest or principal collections on the Mortgage Loans; and

(7)	certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.

In no event will the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate certificate balance of the Class A, Class M and Class B Certificates.

Principal Remittance

Amount:

For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of the Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections other than subsequent recoveries received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the month.

Class A Principal

Distribution Amount:	With respect to any Distribution Date:

(i)	prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date, or
(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the Principal Distribution Amount for that Distribution Date; and (ii) the excess of (a) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 50.70% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Principal Allocation Amount:

With respect to any Distribution Date, the sum of (a) the principal remittance amount for that Distribution Date and (b) the aggregate amount of realized losses on the mortgage loans in the calendar month preceding that Distribution Date, to the extent covered by excess cash flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cash flow to cover all realized losses on the mortgage loans, in determining the Class A-I Principal Distribution Amount and the Class A-II Principal Distribution Amount, the available excess cash flow will be allocated to the Class A-I Certificates and the Class A-II Certificates, pro rata, based on the principal portion of realized losses on the Group I Loans and Group II Loans, respectively.

Class A-I Principal Distribution Amount:

On any Distribution Date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group I Loans for that Distribution date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that Distribution Date.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Class A-I Principal Distribution:

The Class A-I Principal Distribution Amount will be distributed, sequentially, to the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, in that order, in each case until the certificate principal balance thereof has been reduced to zero.

Class A-II Principal Distribution Amount:

On any Distribution Date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group II Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that Distribution Date.

Class A-II Principal Distribution:	The Class A-II Principal Distribution Amount will be distributed to the Class A-II Certificates until the certificate principal balance thereof has been reduced to zero.

Class M-1 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 61.80% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-2 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 70.40% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-3 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 74.90% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-4 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 79.80% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Class M-5 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 84.60% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-6 Principal

Distribution Amount:	With respect to any Distribution Date:

i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 88.60% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-7 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount and Class M-6 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 90.90% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-8 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 93.20% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class B-1 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and Class M-8 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and Class M-8 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class B-1 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 95.20% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class B-2 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)	prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and Class B-1 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and Class B-1 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and the Class B-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class B-2 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 97.20% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class B-3 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount, Class B-1 Principal Distribution Amount and Class B-2 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount, Class B-1 Principal Distribution Amount and Class B-2 Principal Distribution Amount;

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount, Class B-1 Principal Distribution Amount and the Class B-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class B-3 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 99.00% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Interest Distributions:

On each Distribution Date, accrued and unpaid interest (less prepayment interest shortfalls not covered by compensating interest and Relief Act Shortfalls) will be paid to the holders of Class A, Class M and Class B Certificates to the extent of the available distribution amount as described in the Prospectus Supplement (after payment of the master servicing and sub-servicing fees) in the following order of priority:

(i)	To the Class A Certificates, pro rata;
(ii)	To the Class M-1 Certificates;
(iii)	To the Class M-2 Certificates;
(iv)	To the Class M-3 Certificates;
(v)	To the Class M-4 Certificates;
(vi)	To the Class M-5 Certificates;
(vii)	To the Class M-6 Certificates;
(viii)	To the Class M-7 Certificates;
(ix)	To the Class M-8 Certificates;
(x)	To the Class B-1 Certificates;
(xi)	To the Class B-2 Certificates; and
(xii)	To the Class B-3 Certificates.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Excess Cashflow

Distributions:	On each Distribution Date, the Excess Cashflow will be distributed among the Certificates in the following order of priority:

(i)

To pay to holders of the class or classes of certificates then entitled to receive distributions in respect of principal (as described above), the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A, Class M or Class B Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

(ii)

As part of the Principal Distribution Amount, to pay to the holders of the Class A, Class M and Class B Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

(iii)	To pay any Overcollateralization Increase Amount to the class or classes of certificates then entitled to receive distributions in respect of principal;
(iv)

To pay the holders of the Class A, and M and Class B Certificates, pro rata, based on Prepayment Interest Shortfalls allocated thereto, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, to the extent not covered by Eligible Master Servicing Compensation on that Distribution Date;

(v)

To pay the holders of the Class A, and M and Class B Certificates, pro rata, based on unpaid Prepayment Interest Shortfalls previously allocated thereto, any Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon;

(vi)

To the holders of the Class A Certificates, pro rata, then to the holders of the Class M and Class B Certificates, in order of priority, any Basis Risk Shortfalls allocated thereto that remains unpaid as of the Distribution Date;

(vii)

To pay the holders of the Class A, Class M and Class B Certificates, pro rata, based on Relief Act Shortfalls allocated thereto on that Distribution Date, the amount of any Relief Act Shortfalls occurring in the current interest accrual period;

(viii)

To pay the holders of the Class A Certificates, pro rata, then to the holders of the Class M and Class B Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

(ix)	To the Swap Counterparty, any termination payment triggered by a swap termination event; and
(x)	To pay the holders of the Class SB Certificates any balance remaining in accordance with the terms of the pooling and servicing agreement.

Any payments under clauses (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) shall be made from excess cash flow to the extent available and not covered by amounts paid pursuant to the Swap Agreement.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

19

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Swap Agreement

Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement with [TBD] (the “Swap Counterparty”) for the benefit of the Class A, Class M and Class B Certificates. The Swap Agreement will have an initial notional amount of approximately $338,219,694. Under the Swap Agreement, (i) the trust shall be obligated to pay to the Swap Counterparty an amount equal to [4.230]% per annum on the swap notional amount set forth below (the “Notional Balance”) and (ii) the trust will be entitled to receive an amount equal to One-Month LIBOR on the Notional Balance from the Swap Counterparty, on each Distribution Date, accrued during the swap accrual period (20 days in the case of the first accrual period), until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. Upon early termination of the Swap Agreement, the trust or the Swap Counterparty may be liable to make a termination payment (the “Swap Termination Payment”) to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than a Swap Termination Payment due to a Swap Provider Trigger Event). Shown below is the aggregate swap Notional Balance schedule.

Swap Agreement Notional Balance Schedule:

Period	Swap Notional Balance ($)	Period	Swap Notional Balance ($)
1	338,219,694.02	32	59,207,640.65
2	336,139,133.30	33	56,514,070.20
3	333,136,586.47	34	53,944,156.46
4	329,103,102.17	35	33,449,816.17
5	324,035,158.47	36	20,102,562.18
6	317,937,918.06	37	19,260,630.82
7	310,825,662.09	38	18,501,139.78
8	302,722,129.44	39	17,771,496.68
9	293,660,747.46	40	17,070,532.21
10	283,684,740.77	41	16,397,121.72
11	272,847,105.43	42	15,750,184.62
12	260,759,636.98	43	15,128,682.63
13	248,418,090.73	44	14,531,618.14
14	236,663,643.73	45	13,958,032.61
15	225,468,242.81	46	13,407,005.03
16	214,805,180.28	47	12,877,650.50
17	204,649,029.25	48	12,369,118.72
18	194,975,581.98	49	11,880,592.76
19	185,761,791.25	50	11,411,287.65
20	176,985,714.53	51	10,960,449.18
21	168,626,460.91	52	10,527,352.67
22	144,961,208.30	53	10,069,735.74
23	136,620,085.69	54	9,672,081.70
24	86,179,249.98	55	9,290,063.38
25	82,244,334.00	56	8,923,067.95
26	78,490,698.88	57	8,570,506.54
27	74,909,921.66	58	8,231,813.30
28	71,493,973.83	59	7,902,250.35
29	68,140,275.65	60	7,541,606.81
30	64,990,075.77	61	7,243,946.43
31	62,030,875.23

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

20

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Swap Account:

Funds payable under the Swap Agreement will be deposited into a reserve account (the “Swap Account”).

Funds in the Swap Account that are payable to the Swap Counterparty will be paid from any available funds prior to distributions on the Certificates and will be distributed on each Distribution Date in the following order of priority:

1)    to the Swap Counterparty, any net amounts owed to the Swap Counterparty under the Swap Agreement for such Distribution Date; and

2)    to the Swap Counterparty, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority:

1)    As part of the Principal Distribution Amount, to pay to the holders of the Class A, Class M and Class B Certificates in reduction of their respective principal balances, the principal portion of any realized losses incurred for the preceding calendar month;

2)    To pay the holders of the Class A, Class M and Class B Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

3)    to the holders of the Class A, Class M and Class B Certificates, to pay the amount of any Prepayment Interest Shortfalls allocated thereto for that distribution date, to the extent not covered by the Eligible Master Servicing Compensation on that distribution date, on a pro rata basis;

4)    to the holders of the Class A, Class M and Class B certificates, on a pro rata basis to pay the amount of any Prepayment Interest Shortfalls previously allocated thereto remaining unpaid from prior distribution dates together with interest thereon;

5)    to pay, first to the Class A Certificates, on a pro rata basis, any Basis Risk Shortfalls, as applicable, for such Distribution Date and second, sequentially to the Class M Certificates and Class B Certificates, in order of priority, any Basis Risk Shortfalls for such Distribution Date;

6)    to the holders of the Class A, Class M and Class B Certificates, on a pro rata basis, to pay the amount of any Relief Act Shortfalls, to the extent unpaid from interest collections;

7)    to pay the holders of the Class A Certificates, pro rata, and then to the Class M and Class B Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

8)    to pay to the holders of the Class SB Certificates the excess, if any, of the sum of the remaining Swap Account Balance and the then-current Overcollateralization Amount over the Required Overcollateralization Amount for that Distribution Date.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

21

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Net WAC Cap Schedule

Period	Net WAC CAP Rate (%) (1)	EFFECTIVE RATE (%) (1,2)	period	Net WAC CAP Rate (%) (1)	EFFECTIVE RATE (%) (1,2)
1	10.99	21.55	46	10.26	12.37
2	7.09	23.63	47	10.59	12.77
3	7.33	23.20	48	11.35	13.41
4	7.09	23.63	49	10.98	13.10
5	7.33	23.17	50	10.98	13.08
6	7.09	23.55	51	11.34	13.33
7	7.09	23.48	52	10.97	13.03
8	7.85	22.17	53	11.34	13.29
9	7.09	23.28	54	10.99	12.99
10	7.33	22.72	55	10.99	12.97
11	7.09	22.97	56	12.16	13.88
12	7.33	22.32	57	10.98	12.92
13	7.09	22.43	58	11.34	13.18
14	7.09	22.14	59	11.40	13.30
15	7.33	21.50	60	12.01	13.80
16	7.10	21.58	61	11.62	13.46
17	7.33	20.97	62	11.61	11.61
18	7.10	21.05	63	11.99	11.99
19	7.10	20.79	64	11.60	11.60
20	7.86	19.66	65	11.98	11.98
21	7.10	20.29	66	11.59	11.59
22	7.35	18.55	67	11.59	11.59
23	7.35	18.69	68	12.83	12.83
24	8.39	15.45	69	11.58	11.58
25	8.11	15.36	70	11.96	11.96
26	8.11	15.23	71	11.57	11.57
27	8.38	15.10	72	11.95	11.95
28	8.11	14.99	73	11.56	11.56
29	8.39	14.86	74	11.56	11.56
30	8.39	15.03	75	11.94	11.94
31	8.39	14.91	76	11.55	11.55
32	8.97	14.86	77	11.93	11.93
33	8.39	14.70	78	11.54	11.54
34	8.70	14.64	79	11.54	11.54
35	9.10	13.06	80	12.33	12.33
36	9.96	12.31	81	11.53	11.53
37	9.64	12.06	82	11.90	11.90
38	9.64	12.03	83	11.52	11.52
39	9.96	12.23	84	11.89	11.89
40	9.64	11.98
41	9.96	12.18
42	9.92	12.22
43	9.92	12.19
44	10.98	12.95
45	9.92	12.14
Notes:

(1) Assumes all index values increase instantaneously to 20.00%.

(2) The Effective Rate is a per annum rate equal to (A) the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii) the weighted average Net Mortgage Rate of the Mortgage Loans plus (B) the net swap payment, if any, divided by the aggregate balance of the Mortgage Loans multiplied by 360 divided by actual number of days. The Effective Rate assumes no losses.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

22

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Prepayment Sensitivity

Class A-I-1 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	1.75	1.26	1.00	0.84	0.73
Modified Duration (years)	1.66	1.20	0.96	0.81	0.71
First Principal Payment	1	1	1	1	1
Last Principal Payment	42	29	22	18	16
Principal Window (months)	42	29	22	18	16

Class A-I-1 ( maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	1.75	1.26	1.00	0.84	0.73
Modified Duration (years)	1.66	1.20	0.96	0.81	0.71
First Principal Payment	1	1	1	1	1
Last Principal Payment	42	29	22	18	16
Principal Window (months)	42	29	22	18	16

Class A-I-2 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	3.82	2.62	2.00	1.62	1.37
Modified Duration (years)	3.50	2.45	1.90	1.55	1.32
First Principal Payment	42	29	22	18	16
Last Principal Payment	50	34	26	21	18
Principal Window (months)	9	6	5	4	3

Class A-I-2 (maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	3.82	2.62	2.00	1.62	1.37
Modified Duration (years)	3.50	2.45	1.90	1.55	1.32
First Principal Payment	42	29	22	18	16
Last Principal Payment	50	34	26	21	18
Principal Window (months)	9	6	5	4	3

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

23

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Prepayment Sensitivity (Cont’d)

Class A-I-3 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	6.39	4.32	3.00	2.17	1.80
Modified Duration (years)	5.55	3.90	2.78	2.05	1.71
First Principal Payment	50	34	26	21	18
Last Principal Payment	118	80	59	32	27
Principal Window (months)	69	47	34	12	10

Class A-I-3 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	6.39	4.32	3.00	2.17	1.80
Modified Duration (years)	5.55	3.90	2.78	2.05	1.71
First Principal Payment	50	34	26	21	18
Last Principal Payment	118	80	59	32	27
Principal Window (months)	69	47	34	12	10

Class A-I-4 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	12.64	8.55	6.33	4.05	2.47
Modified Duration (years)	9.81	7.15	5.51	3.66	2.31
First Principal Payment	118	80	59	32	27
Last Principal Payment	165	112	83	65	34
Principal Window (months)	48	33	25	34	8

Class A-I-4 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	14.87	10.25	7.60	5.03	2.47
Modified Duration (years)	10.95	8.20	6.40	4.39	2.31
First Principal Payment	118	80	59	32	27
Last Principal Payment	315	240	181	141	34
Principal Window (months)	198	161	123	110	8

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

24

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Prepayment Sensitivity (Cont’d)

Class M-1 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.14	6.18	4.89	4.90	4.16
Modified Duration (years)	7.40	5.31	4.34	4.37	3.76
First Principal Payment	54	37	43	51	34
Last Principal Payment	165	112	83	65	53
Principal Window (months)	112	76	41	15	20

Class M-1 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	10.02	6.85	5.39	5.29	5.87
Modified Duration (years)	7.85	5.73	4.69	4.66	5.10
First Principal Payment	54	37	43	51	34
Last Principal Payment	291	214	160	125	116
Principal Window (months)	238	178	118	75	83

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

25

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Prepayment Sensitivity (Cont’d)

Class M-2 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.14	6.18	4.79	4.38	4.27
Modified Duration (years)	7.39	5.31	4.26	3.94	3.86
First Principal Payment	54	37	41	45	47
Last Principal Payment	165	112	83	65	53
Principal Window (months)	112	76	43	21	7

Class M-2 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.99	6.82	5.28	4.75	4.63
Modified Duration (years)	7.83	5.71	4.59	4.22	4.14
First Principal Payment	54	37	41	45	47
Last Principal Payment	280	203	152	119	95
Principal Window (months)	227	167	112	75	49

Class M-3 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.14	6.18	4.75	4.19	3.92
Modified Duration (years)	7.38	5.30	4.22	3.78	3.56
First Principal Payment	54	37	40	43	44
Last Principal Payment	165	112	83	65	53
Principal Window (months)	112	76	44	23	10

Class M-3 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.97	6.80	5.22	4.55	4.20
Modified Duration (years)	7.80	5.69	4.54	4.05	3.78
First Principal Payment	54	37	40	43	44
Last Principal Payment	268	192	143	112	90
Principal Window (months)	215	156	104	70	47

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

26

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Prepayment Sensitivity (Cont’d)

Class M-4 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.14	6.18	4.73	4.11	3.74
Modified Duration (years)	7.34	5.29	4.19	3.70	3.41
First Principal Payment	54	37	39	42	41
Last Principal Payment	165	112	83	65	53
Principal Window (months)	112	76	45	24	13

Class M-4 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.93	6.77	5.17	4.45	4.01
Modified Duration (years)	7.75	5.65	4.50	3.96	3.62
First Principal Payment	54	37	39	42	41
Last Principal Payment	260	185	138	107	87
Principal Window (months)	207	149	100	66	47

Class M-5 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.14	6.18	4.72	4.03	3.61
Modified Duration (years)	7.30	5.26	4.16	3.62	3.28
First Principal Payment	54	37	38	40	39
Last Principal Payment	165	112	83	65	53
Principal Window (months)	112	76	46	26	15

Class M-5 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.88	6.73	5.12	4.34	3.85
Modified Duration (years)	7.67	5.60	4.45	3.86	3.47
First Principal Payment	54	37	38	40	39
Last Principal Payment	249	175	130	102	82
Principal Window (months)	196	139	93	63	44

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

27

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Prepayment Sensitivity (Cont’d)

Class M-6 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.14	6.18	4.70	3.98	3.52
Modified Duration (years)	7.09	5.15	4.08	3.53	3.16
First Principal Payment	54	37	38	39	38
Last Principal Payment	165	112	83	65	53
Principal Window (months)	112	76	46	27	16

Class M-6 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.79	6.66	5.06	4.25	3.73
Modified Duration (years)	7.39	5.43	4.32	3.73	3.33
First Principal Payment	54	37	38	39	38
Last Principal Payment	234	163	121	95	76
Principal Window (months)	181	127	84	57	39

Class M-7 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.14	6.18	4.70	3.95	3.46
Modified Duration (years)	7.03	5.12	4.06	3.49	3.10
First Principal Payment	54	37	37	38	37
Last Principal Payment	165	112	83	65	53
Principal Window (months)	112	76	47	28	17

Class M-7 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.68	6.57	4.99	4.18	3.63
Modified Duration (years)	7.29	5.35	4.25	3.66	3.24
First Principal Payment	54	37	37	38	37
Last Principal Payment	217	150	111	87	70
Principal Window (months)	164	114	75	50	34

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

28

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Prepayment Sensitivity (Cont’d)

Class M-8 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.14	6.18	4.68	3.92	3.43
Modified Duration (years)	6.87	5.04	3.99	3.43	3.05
First Principal Payment	54	37	37	38	36
Last Principal Payment	165	112	83	65	53
Principal Window (months)	112	76	47	28	18

Class M-8 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.53	6.46	4.89	4.08	3.55
Modified Duration (years)	7.05	5.20	4.13	3.55	3.14
First Principal Payment	54	37	37	38	36
Last Principal Payment	203	140	103	81	65
Principal Window (months)	150	104	67	44	30

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

29

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

AGGREGATE MORTGAGE LOANS

Summary	Total	Minimum	Maximum
Adjustable Rate Outstanding Principal Balance	$338,219,694
Number of Loans	2,341
Average Current Loan Balance	$144,477	$18,988	$709,015
(1) Original Loan-to-Value Ratio (%)	101.26	90.00	107.00
(1) Mortgage Rate (%)	7.672	5.375	10.625
(1) Net Mortgage Rate (%)	7.326	5.075	10.325
(1) Note Margin (%)	4.974	2.250	9.550
(1) Maximum Mortgage Rate (%)	13.689	8.990	17.475
(1) Minimum Mortgage Rate (%)	5.281	2.250	10.550
(1) Term to Next Rate Adjustment Rate (months)	28 months	12 months	59 months
(1) Remaining Term to Stated Maturity (months)	357 months	118 months	360 months
(1) (2) Credit Score	698	516	817
(1) Weighted Average reflected in Total.
(2) 100.00% of the Aggregate Mortgage Loans have Credit Scores.
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Adjustable Rate	80.93%
Fixed Rate	19.07%

Fully Amortizing Mortgage Loans	98.32%

Lien	First	100.00%

Property Type	Single Family Detached	66.68%
Planned Unit Developments (detached)	13.04%
Condominium Low Rise (less than 5 stories)	6.54%
Planned Unit Developments (attached)	4.13%
Two-Four Family Units	7.25%
Townhouse	2.11%
Condominium Mid Rise (5 to 8 stories)	0.11%
Leasehold	0.11%
Manufactured Housing	0.03%

Documentation Type	Full Documentation	82.45%
Reduced Documentation	17.55%

Geographic Distribution	Florida	10.86%
Michigan	5.55%
Pennsylvania	5.50%
Texas	4.92%
Washington	4.70%

Number of States (including DC)	50

Largest Zip Code Concentration	89131	0.32%

Loans with Prepayment Penalties	60.66%

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

30

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Credit Score Distribution of the Aggregate Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
500 - 519	1	72,786	0.02%	72,786	103.00
560 - 579	1	96,147	0.03%	96,147	106.00
600 - 619	255	34,174,045	10.10%	134,016	100.54
620 - 639	207	28,870,169	8.54%	139,469	100.73
640 - 659	191	28,232,115	8.35%	147,812	100.30
660 - 679	169	26,805,139	7.93%	158,610	100.61
680 - 699	317	48,006,634	14.19%	151,440	101.97
700 - 719	257	38,154,395	11.28%	148,461	101.82
720 - 739	326	47,424,603	14.02%	145,474	101.91
740 - 759	260	38,581,756	11.41%	148,391	101.52
760 - 779	194	26,017,257	7.69%	134,110	101.11
780 - 799	116	15,099,216	4.46%	130,166	100.72
800 or greater	47	6,685,435	1.98%	142,243	101.00
TOTAL:	2,341	338,219,694	100.00%	144,477	101.26

Debt-to-Income Ratios of the Aggregate Mortgage Loans

Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Not Available	26	4,922,233.65	1.46%	189,317	722	100.01
0.01 - 5.00	1	98,500.00	0.03%	98,500	722	100.00
5.01 - 10.00	4	547,232	0.16%	136,808	726	100.00
10.01 - 15.00	14	1,294,459	0.38%	92,461	745	99.71
15.01 - 20.00	45	4,885,620	1.44%	108,569	710	100.07
20.01 - 25.00	96	9,577,090	2.83%	99,761	706	100.71
25.01 - 30.00	220	26,753,314	7.91%	121,606	713	101.36
30.01 - 35.00	372	48,472,478	14.33%	130,302	701	101.33
35.01 - 40.00	670	103,748,232	30.67%	154,848	708	102.28
40.01 - 45.00	498	75,576,558	22.35%	151,760	693	101.07
45.01 - 50.00	345	52,444,895	15.51%	152,014	677	100.01
50.01 - 55.00	45	8,857,057	2.62%	196,823	664	100.00
55.01 or greater	5	1,042,024	0.31%	208,405	700	99.23
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

31

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Original Mortgage Loan Principal Balances of the Aggregate Mortgage Loans

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
100,000 or less	779	56,782,402	16.79%	72,891	698	100.68
100,001 - 200,000	1,121	161,705,441	47.81%	144,251	698	101.13
200,001 - 300,000	341	82,116,932	24.28%	240,812	700	101.76
300,001 - 400,000	77	26,219,785	7.75%	340,517	698	102.01
400,001 - 500,000	14	6,148,426	1.82%	439,173	700	101.28
500,001 - 600,000	6	3,238,678	0.96%	539,780	721	99.35
600,001 - 700,000	2	1,299,016	0.38%	649,508	697	100.00
700,001 - 800,000	1	709,015	0.21%	709,015	650	100.00
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

Net Mortgage Rates of the Aggregate Mortgage Loans

Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.000 - 5.499	8	1,371,825	0.41%	171,478	748	101.52
5.500 - 5.999	75	15,594,328	4.61%	207,924	732	102.25
6.000 - 6.499	228	37,413,712	11.06%	164,095	726	101.99
6.500 - 6.999	389	63,954,735	18.91%	164,408	719	101.57
7.000 - 7.499	575	83,402,308	24.66%	145,047	700	100.84
7.500 - 7.999	497	67,916,156	20.08%	136,652	688	101.15
8.000 - 8.499	335	43,354,126	12.82%	129,415	670	100.95
8.500 - 8.999	155	16,895,098	5.00%	109,001	663	100.84
9.000 - 9.499	52	5,822,120	1.72%	111,964	641	101.31
9.500 - 9.999	24	2,199,799	0.65%	91,658	633	100.46
10.000 - 10.499	3	295,488	0.09%	98,496	665	102.17
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

32

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Mortgage Rates of the Aggregate Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.0000 - 5.4999	1	260,366	0.08%	260,366	754	103.00
5.5000 - 5.9999	17	3,214,130	0.95%	189,066	737	102.84
6.0000 - 6.4999	81	16,612,772	4.91%	205,096	734	102.16
6.5000 - 6.9999	346	58,836,188	17.40%	170,047	726	101.91
7.0000 - 7.4999	336	50,621,712	14.97%	150,660	714	101.40
7.5000 - 7.9999	622	92,123,053	27.24%	148,108	697	100.87
8.0000 - 8.4999	428	56,314,067	16.65%	131,575	685	101.10
8.5000 - 8.9999	333	41,695,978	12.33%	125,213	666	100.88
9.0000 - 9.4999	108	11,507,196	3.40%	106,548	657	100.97
9.5000 - 9.9999	46	4,959,519	1.47%	107,816	638	100.79
10.0000 - 10.4999	21	1,869,790	0.55%	89,038	632	100.60
10.5000 - 10.9999	2	204,922	0.06%	102,461	682	101.81
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

Original Loan-to-Value Ratios of the Aggregate Mortgage Loans

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score
85.01 - 90.00	1	160,594	0.05%	160,594	749
90.01 - 95.00	97	9,192,348	2.72%	94,766	753
95.01 - 100.00	1,593	226,780,527	67.05%	142,361	694
100.01 - 101.00	7	1,048,509	0.31%	149,787	698
101.01 - 102.00	22	3,400,326	1.01%	154,560	688
102.01 - 103.00	256	38,205,578	11.30%	149,241	670
103.01 - 104.00	31	5,626,259	1.66%	181,492	746
104.01 - 105.00	25	3,710,713	1.10%	148,429	732
105.01 - 106.00	48	7,972,428	2.36%	166,092	724
106.01 - 107.00	261	42,122,413	12.45%	161,389	725
TOTAL:	2,341	338,219,694	100.00%	144,477	698

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

33

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Geographic Distribution of Mortgaged Properties of the Aggregate Mortgage Loans

State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Alabama	59	5,975,631	1.77%	101,282	670	100.78
Alaska	4	619,290	0.18%	154,822	731	101.35
Arizona	66	12,664,362	3.74%	191,884	696	101.17
Arkansas	23	2,519,052	0.74%	109,524	698	100.85
California	49	12,526,851	3.70%	255,650	698	101.08
Colorado	50	8,653,690	2.56%	173,074	709	101.46
Connecticut	24	4,544,889	1.34%	189,370	701	100.75
Delaware	13	2,446,023	0.72%	188,156	693	101.99
District of Columbia	2	304,371	0.09%	152,186	689	103.81
Florida	211	36,714,099	10.86%	174,000	698	101.60
Georgia	84	11,737,435	3.47%	139,731	690	100.06
Hawaii	2	665,941	0.20%	332,970	708	100.00
Idaho	32	3,667,005	1.08%	114,594	714	100.60
Illinois	96	14,014,983	4.14%	145,989	694	100.31
Indiana	110	12,173,623	3.60%	110,669	691	100.96
Iowa	15	1,439,701	0.43%	95,980	675	101.66
Kansas	24	2,777,964	0.82%	115,748	700	102.11
Kentucky	46	5,749,295	1.70%	124,985	700	100.70
Louisiana	53	6,278,723	1.86%	118,466	690	101.02
Maine	5	859,906	0.25%	171,981	742	103.90
Maryland	60	12,952,053	3.83%	215,868	697	102.77
Massachusetts	15	3,158,202	0.93%	210,547	721	101.04
Michigan	134	18,785,167	5.55%	140,188	703	101.06
Minnesota	37	6,735,563	1.99%	182,042	696	100.79
Mississippi	28	2,913,170	0.86%	104,042	671	100.88
Missouri	85	9,490,171	2.81%	111,649	689	101.08
Montana	4	406,283	0.12%	101,571	727	100.00
Nebraska	18	2,025,432	0.60%	112,524	692	100.97
Nevada	12	3,147,243	0.93%	262,270	710	101.51
New Hampshire	5	1,012,179	0.30%	202,436	700	101.88
New Jersey	18	3,373,717	1.00%	187,429	700	103.42
New Mexico	10	1,096,435	0.32%	109,644	702	100.43
New York	26	4,457,524	1.32%	171,443	707	100.43
North Carolina	59	7,371,929	2.18%	124,948	695	101.24
North Dakota	4	505,309	0.15%	126,327	734	102.11
Ohio	104	11,065,198	3.27%	106,396	693	100.58
Oklahoma	43	3,952,718	1.17%	91,924	682	102.27
Oregon	21	3,990,689	1.18%	190,033	714	101.76
Pennsylvania	155	18,616,466	5.50%	120,106	709	102.97
Rhode Island	5	1,342,660	0.40%	268,532	722	100.68
South Carolina	42	5,180,316	1.53%	123,341	683	101.07
South Dakota	1	96,546	0.03%	96,546	622	100.00
Tennessee	58	6,422,712	1.90%	110,736	699	100.72
Texas	130	16,657,024	4.92%	128,131	707	100.29

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

34

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Geographic Distribution of Mortgaged Properties of the Aggregate Mortgage Loans (Continued)

State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Utah	41	6,016,088	1.78%	146,734	717	101.01
Virginia	82	13,839,938	4.09%	168,780	694	101.67
Washington	90	15,880,959	4.70%	176,455	711	101.74
West Virginia	8	969,357	0.29%	121,170	743	98.25
Wisconsin	68	9,194,182	2.72%	135,209	679	100.51
Wyoming	10	1,231,633	0.36%	123,163	695	103.02
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

Mortgage Loan Purpose of the Aggregate Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Equity Refinance	437	67,897,558	20.07%	155,372	671	101.79
Purchase	1,839	259,931,777	76.85%	141,344	706	101.07
Rate/Term Refinance	65	10,390,359	3.07%	159,852	698	102.35
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

35

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Mortgage Loan Documentation Type of the Aggregate Mortgage Loans

Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	2,001	278,871,581	82.45%	139,366	695	101.57
Reduced Documentation	340	59,348,113	17.55%	174,553	714	99.79
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

Occupancy Types of the Aggregate Mortgage Loans

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Non-owner Occupied	547	59,912,973	17.71%	109,530	740	99.28
Primary	1,704	263,881,159	78.02%	154,860	688	101.68
Second/Vacation	90	14,425,562	4.27%	160,284	724	101.67
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

Mortgaged Property Types of the Aggregate Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Condominium Low Rise (less than 5 stories)	154	22,106,173	6.54%	143,547	712	101.84
Condominium Mid Rise (5 to 8 stories)	2	378,265	0.11%	189,133	670	97.87
Leasehold	3	376,445	0.11%	125,482	696	102.96
Manufactured Housing	1	114,294	0.03%	114,294	608	100.00
Planned Unit Developments (attached)	85	13,968,129	4.13%	164,331	698	101.89
Planned Unit Developments (detached)	219	44,096,864	13.04%	201,356	701	101.06
Single Family Detached	1,630	225,517,704	66.68%	138,354	693	101.29
Townhouse	65	7,144,550	2.11%	109,916	723	101.58
Two-Four Family Units	182	24,517,268	7.25%	134,710	728	100.32
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

36

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Credit Grades of the Aggregate Mortgage Loans

Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A1	1,310	193,632,239	57.25%	147,811	727	100.96
A2	471	63,849,935	18.88%	135,562	684	102.63
A3	106	15,479,963	4.58%	146,037	648	101.94
A4	454	65,257,558	19.29%	143,739	641	100.63
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

Prepayment Penalty Terms of the Aggregate Mortgage Loans

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
None	949	133,044,990	39.34%	140,195	703	101.25
12 Months	82	15,350,310	4.54%	187,199	688	100.77
24 Months	689	106,344,114	31.44%	154,346	685	101.00
36 Months	619	83,167,461	24.59%	134,358	710	101.69
Other(1)	2	312,820	0.09%	156,410	682	100.00
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

(1) Not 0, 12, 24 or 36 months and not more than 36 months

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

37

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Note Margins of the Adjustable Rate Mortgage Loans

Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percentage of Adjustable Rate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.0000 - 2.4999	2	236,170	0.07%	118,085	715	98.11
3.0000 - 3.4999	619	89,148,659	26.36%	144,020	752	101.32
3.5000 - 3.9999	17	2,358,708	0.70%	138,748	747	101.10
4.0000 - 4.4999	294	42,142,779	12.46%	143,343	699	102.77
4.5000 - 4.9999	9	939,492	0.28%	104,388	701	102.82
5.0000 - 5.4999	183	35,746,421	10.57%	195,336	679	100.62
5.5000 - 5.9999	33	5,916,319	1.75%	179,282	673	99.96
6.0000 - 6.4999	232	37,176,372	10.99%	160,243	659	100.82
6.5000 - 6.9999	169	26,307,346	7.78%	155,665	648	100.06
7.0000 - 7.4999	143	20,851,069	6.16%	145,812	637	99.89
7.5000 - 7.9999	50	6,163,707	1.82%	123,274	641	99.85
8.0000 - 8.4999	25	3,225,737	0.95%	129,029	633	100.03
8.5000 - 8.9999	18	1,707,909	0.50%	94,884	624	99.89
9.0000 - 9.4999	17	1,713,250	0.51%	100,779	628	100.00
9.5000 - 9.9999	1	81,467	0.02%	81,467	643	100.00
Fixed-Rate	529	64,504,291	19.07%	121,936	711	102.08
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

Maximum Mortgage of the Adjustable Rate Mortgage Loans

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Adjustable Rate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
8.0000 - 8.9999	1	69,885	0.02%	69,885	664	100.00
11.0000 - 11.9999	16	2,939,209	0.87%	183,701	731	103.37
12.0000 - 12.9999	351	61,356,584	18.14%	174,805	733	102.44
13.0000 - 13.9999	765	113,905,467	33.68%	148,896	705	100.85
14.0000 - 14.9999	548	78,516,513	23.21%	143,278	661	100.43
15.0000 - 15.9999	111	15,013,145	4.44%	135,254	653	99.99
16.0000 - 16.9999	19	1,847,155	0.55%	97,219	639	100.00
17.0000 - 17.9999	1	67,446	0.02%	67,446	617	100.00
Fixed-Rate	529	64,504,291	19.07%	121,936	711	102.08
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

38

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Minimum Mortgage of the Adjustable Rate Mortgage Loans

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Adjustable Rate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.0000 - 2.9999	2	236,170	0.07%	118,085	715	98.11
3.0000 - 3.9999	626	89,987,847	26.61%	143,751	752	101.32
4.0000 - 4.9999	295	42,045,922	12.43%	142,529	699	102.78
5.0000 - 5.9999	175	33,697,053	9.96%	192,555	678	100.68
6.0000 - 6.9999	287	46,027,099	13.61%	160,373	657	100.84
7.0000 - 7.9999	209	33,245,494	9.83%	159,069	654	99.92
8.0000 - 8.9999	159	21,741,377	6.43%	136,738	648	99.85
9.0000 - 9.9999	44	5,324,136	1.57%	121,003	628	100.00
10.0000 -10.9999	15	1,410,303	0.42%	94,020	632	100.00
Fixed Rate	529	64,504,291	19.07%	121,936	711	102.08
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

Next Interest Rate Adjustment Dates of the Adjustable Rate Mortgage Loans

Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percentage of Adjustable Rate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Fixed-Rate Mortgage Loans	529	64,504,291	19.07%	121,936	711	102.08
July 2006	1	97,259	0.03%	97,259	623	98.00
August 2006	2	358,635	0.11%	179,318	696	105.58
September 2006	2	284,957	0.08%	142,479	659	103.52
October 2006	2	166,820	0.05%	83,410	630	103.00
November 2006	2	344,165	0.10%	172,083	645	99.65
January 2007	1	114,294	0.03%	114,294	608	100.00
February 2007	1	229,329	0.07%	229,329	606	100.00
March 2007	34	5,161,818	1.53%	151,818	684	102.27
April 2007	89	14,067,502	4.16%	158,062	690	102.41
May 2007	188	28,158,649	8.33%	149,780	692	100.84
June 2007	451	73,552,961	21.75%	163,089	672	100.23
July 2007	137	21,090,398	6.24%	153,945	656	100.02
August 2007	1	137,397	0.04%	137,397	625	102.00
September 2007	1	142,521	0.04%	142,521	691	106.00
October 2007	1	125,071	0.04%	125,071	721	107.00
November 2007	2	295,268	0.09%	147,634	729	100.00
December 2007	2	398,137	0.12%	199,068	708	101.13
February 2008	9	974,519	0.29%	108,280	700	100.98
March 2008	24	4,529,792	1.34%	188,741	719	101.60
April 2008	175	26,354,343	7.79%	150,596	712	102.32
May 2008	181	26,695,002	7.89%	147,486	712	101.94
June 2008	219	30,785,463	9.10%	140,573	719	101.70
July 2008	284	38,506,764	11.39%	135,587	725	100.65
November 2009	1	415,000	0.12%	415,000	688	100.00
June 2010	2	729,337	0.22%	364,668	740	100.00
TOTAL:	2,341	338,219,694	100.00%	144,477	698	101.26

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

39

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

GROUP I MORTGAGE LOANS

Summary	Total	Minimum	Maximum
Group I Outstanding Principal Balance	$169,109,847
Number of Loans	926
Average Current Loan Balance	$182,624	$32,023	$709,015
(1) Original Loan-to-Value Ratio (%)	101.48	90.00	107.00
(1) Mortgage Rate (%)	7.588	5.375	10.625
(1) Net Mortgage Rate (%)	7.248	5.075	10.325
(1) Note Margin (%)	4.981	3.250	9.400
(1) Maximum Mortgage Rate (%)	13.655	11.375	16.400
(1) Minimum Mortgage Rate (%)	5.336	3.250	10.400
(1) Term to Next Rate Adjustment Rate (months)	28 months	13 months	59 months
(1) Remaining Term to Stated Maturity (months)	358 months	176 months	360 months
(1) (2) Credit Score	699	600	817
(1) Weighted Average reflected in Total.
(2) 100.00% of the Group I Mortgage Loans have Credit Scores.
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Fixed Rate	18.42%
Adjustable Rate	81.58%

Fully Amortizing Mortgage Loans	98.36%

Lien	First	100.00%

Property Type	Single Family Detached	64.27%
Planned Unit Developments (detached)	15.28%
Two-Four Family Units	6.55%
Condominium Low Rise (less than 5 stories)	7.67%
Planned Unit Developments (attached)	4.75%
Townhouse	1.29%
Leasehold	0.18%

Documentation Type	Full Documentation	74.75%
Reduced Documentation	25.25%

Geographic Distribution	Florida	12.94%
California	6.23%
Maryland	5.97%
Illinois	5.21%
Pennsylvania	5.19%

Number of States (including DC)	50

Largest Zip Code Concentration	20772	0.57%

Loans with Prepayment Penalties	60.09%

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

40

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Credit Score Distribution of the Group I Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
600 - 619	82	14,770,518	8.73%	180,128	100.71
620 - 639	79	13,201,926	7.81%	167,113	100.75
640 - 659	75	14,849,239	8.78%	197,990	100.30
660 - 679	83	15,649,222	9.25%	188,545	100.75
680 - 699	128	24,690,869	14.60%	192,897	102.28
700 - 719	121	21,731,316	12.85%	179,598	101.79
720 - 739	125	22,693,169	13.42%	181,545	102.20
740 - 759	104	19,730,343	11.67%	189,715	101.71
760 - 779	63	11,187,683	6.62%	177,582	102.15
780 - 799	48	7,461,138	4.41%	155,440	101.12
800 or greater	18	3,144,425	1.86%	174,690	101.06
TOTAL:	926	169,109,847	100.00%	182,624	101.48

Debt-to-Income Ratios of the Group I Mortgage Loans

Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Not Available	18	3,930,804	2.32%	218,378	724	100.00
5.01 - 20.00	2	296,408	0.18%	148,204	721	100.00
10.01 - 15.00	3	319,327	0.19%	106,442	738	99.64
15.01 - 20.00	15	2,020,132	1.19%	134,675	710	100.11
20.01 - 25.00	22	2,486,671	1.47%	113,030	702	100.88
25.01 - 30.00	70	11,424,610	6.76%	163,209	712	101.32
30.01 - 35.00	139	22,108,423	13.07%	159,053	706	101.49
35.01 - 40.00	297	57,106,459	33.77%	192,278	707	102.64
40.01 - 45.00	198	37,674,279	22.28%	190,274	696	101.29
45.01 - 50.00	137	25,971,846	15.36%	189,576	672	100.07
50.01 - 55.00	21	4,876,633	2.88%	232,221	670	100.04
55.01 or greater	4	894,256	0.53%	223,564	697	99.11
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

41

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Original Group I Mortgage Loan Principal Balances

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
100,000 or less	174	12,651,507	7.48%	72,710	703	100.71
100,001 - 200,000	434	67,508,204	39.92%	155,549	696	101.34
200,001 - 300,000	235	56,957,090	33.68%	242,371	701	101.88
300,001 - 400,000	60	20,597,912	12.18%	343,299	697	101.88
400,001 - 500,000	14	6,148,426	3.64%	439,173	700	101.28
500,001 - 600,000	6	3,238,678	1.92%	539,780	721	99.35
600,001 - 700,000	2	1,299,016	0.77%	649,508	697	100.00
700,001 - 800,000	1	709,015	0.42%	709,015	650	100.00
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

Net Mortgage Rates of the Group I Mortgage Loans

Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.000 - 5.499	4	693,094	0.41%	173,273	756	100.61
5.500 - 5.999	49	11,786,977	6.97%	240,551	731	102.63
6.000 - 6.499	106	21,021,746	12.43%	198,318	727	102.27
6.500 - 6.999	155	30,858,046	18.25%	199,084	718	101.73
7.000 - 7.499	211	39,654,468	23.45%	187,936	693	100.97
7.500 - 7.999	195	34,468,944	20.38%	176,764	689	101.27
8.000 - 8.499	131	20,386,782	12.06%	155,624	674	101.11
8.500 - 8.999	43	6,116,498	3.62%	142,244	653	101.11
9.000 - 9.499	20	3,000,349	1.77%	150,017	648	101.74
9.500 - 9.999	10	908,922	0.54%	90,892	634	101.03
10.000 - 10.499	2	214,021	0.13%	107,010	674	103.00
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

42

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Mortgage Rates of the Group I Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.0000 - 5.4999	1	260,366	0.15%	260,366	754	103.00
5.5000 - 5.9999	12	2,560,179	1.51%	213,348	734	102.57
6.0000 - 6.4999	55	13,169,945	7.79%	239,454	732	102.27
6.5000 - 6.9999	151	30,583,678	18.09%	202,541	726	102.19
7.0000 - 7.4999	121	23,004,596	13.60%	190,121	712	101.44
7.5000 - 7.9999	247	46,446,771	27.47%	188,044	691	101.03
8.0000 - 8.4999	163	27,358,106	16.18%	167,841	685	101.31
8.5000 - 8.9999	116	18,142,881	10.73%	156,404	668	101.11
9.0000 - 9.4999	33	4,071,862	2.41%	123,390	651	101.42
9.5000 - 9.9999	17	2,649,266	1.57%	155,839	642	101.11
10.0000 - 10.4999	9	738,742	0.44%	82,082	636	101.41
10.5000 - 10.9999	1	123,455	0.07%	123,455	707	103.00
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

Original Loan-to-Value Ratios of the Group I Mortgage Loans

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score
85.01 - 90.00	1	160,594	0.09%	160,594	749
90.01 - 95.00	16	1,711,288	1.01%	106,955	753
95.01 - 100.00	609	109,859,224	64.96%	180,393	695
100.01 - 101.00	3	513,307	0.30%	171,102	712
101.01 - 102.00	12	1,846,777	1.09%	153,898	695
102.01 - 103.00	122	22,166,178	13.11%	181,690	675
103.01 - 104.00	15	3,205,942	1.90%	213,729	748
104.01 - 105.00	13	2,441,984	1.44%	187,845	733
105.01 - 106.00	23	4,374,746	2.59%	190,206	721
106.01 - 107.00	112	22,829,807	13.50%	203,838	723
TOTAL:	926	169,109,847	100.00%	182,624	699

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

43

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Geographic Distribution of Mortgaged Properties of the Group I Mortgage Loans

State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Alabama	17	2,104,935	1.24%	123,820	661	100.32
Alaska	3	421,570	0.25%	140,523	759	102.45
Arizona	31	7,339,111	4.34%	236,746	688	100.98
Arkansas	7	649,025	0.38%	92,718	694	102.70
California	39	10,542,470	6.23%	270,320	697	101.28
Colorado	23	4,393,739	2.60%	191,032	702	101.19
Connecticut	13	2,877,319	1.70%	221,332	690	100.84
Delaware	9	1,805,212	1.07%	200,579	699	101.68
District of Columbia	2	304,371	0.18%	152,186	689	103.81
Florida	112	21,878,836	12.94%	195,347	696	102.04
Georgia	33	5,212,644	3.08%	157,959	685	99.77
Hawaii	2	665,941	0.39%	332,970	708	100.00
Idaho	6	1,036,825	0.61%	172,804	725	101.91
Illinois	49	8,818,291	5.21%	179,965	697	100.45
Indiana	34	4,238,108	2.51%	124,650	702	100.72
Iowa	4	395,303	0.23%	98,826	735	102.87
Kansas	7	1,094,242	0.65%	156,320	690	103.35
Kentucky	11	1,798,944	1.06%	163,540	706	100.92
Louisiana	22	2,901,967	1.72%	131,908	707	101.47
Maine	2	456,888	0.27%	228,444	770	102.31
Maryland	42	10,092,340	5.97%	240,294	698	103.24
Massachusetts	10	2,386,624	1.41%	238,662	720	101.72
Michigan	41	8,102,070	4.79%	197,611	700	100.93
Minnesota	17	3,438,556	2.03%	202,268	694	100.16
Mississippi	8	955,363	0.56%	119,420	649	100.00
Missouri	19	2,170,948	1.28%	114,260	709	101.08
Montana	1	104,912	0.06%	104,912	648	100.00
Nebraska	4	544,686	0.32%	136,172	701	103.10
Nevada	7	2,095,482	1.24%	299,355	709	102.34
New Hampshire	4	739,971	0.44%	184,993	701	100.00
New Jersey	11	2,609,966	1.54%	237,270	701	103.94
New Mexico	4	529,507	0.31%	132,377	735	97.94
New York	13	3,431,995	2.03%	264,000	709	100.06
North Carolina	18	2,603,298	1.54%	144,628	683	100.72
North Dakota	1	255,319	0.15%	255,319	744	106.00
Ohio	27	2,898,606	1.71%	107,356	694	100.92
Oklahoma	8	952,974	0.56%	119,122	708	103.16
Oregon	13	2,550,050	1.51%	196,158	716	100.82
Pennsylvania	53	8,774,493	5.19%	165,556	712	103.41
Rhode Island	5	1,342,660	0.79%	268,532	722	100.68
South Carolina	11	1,917,656	1.13%	174,332	682	102.25
South Dakota	1	96,546	0.06%	96,546	622	100.00
Tennessee	19	2,532,166	1.50%	133,272	697	101.63

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

44

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Geographic Distribution of Mortgaged Properties of the Group I Mortgage Loans (Continued)

State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Texas	44	6,907,890	4.08%	156,998	699	100.27
Utah	15	2,445,181	1.45%	163,012	716	101.55
Virginia	38	7,629,621	4.51%	200,779	691	102.02
Washington	35	7,241,860	4.28%	206,910	702	101.86
West Virginia	2	239,385	0.14%	119,693	790	95.00
Wisconsin	24	3,889,292	2.30%	162,054	692	100.35
Wyoming	5	694,688	0.41%	138,938	691	103.46
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

Mortgage Loan Purpose of the Group I Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Equity Refinance	117	19,336,425	11.43%	165,269	675	101.61
Purchase	792	147,058,442	86.96%	185,680	702	101.43
Rate/Term Refinance	17	2,714,980	1.61%	159,705	693	103.32
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

45

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Mortgage Loan Documentation Type of the Group I Mortgage Loans

Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	732	126,414,076	74.75%	172,697	694	102.07
Reduced Documentation	194	42,695,771	25.25%	220,081	715	99.76
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

Occupancy Types of the Group I Mortgage Loans

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Non-owner Occupied	135	15,452,988	9.14%	114,467	737	99.53
Primary	772	150,640,782	89.08%	195,131	694	101.70
Second/Vacation	19	3,016,078	1.78%	158,741	725	100.67
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

Mortgaged Property Types of the Group I Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Condominium Low Rise (less than 5 stories)	76	12,976,910	7.67%	170,749	705	102.04
Leasehold	2	299,145	0.18%	149,573	686	103.73
Planned Unit Developments (attached)	40	8,028,149	4.75%	200,704	697	102.63
Planned Unit Developments (detached)	109	25,841,143	15.28%	237,075	700	101.20
Single Family Detached	616	108,690,911	64.27%	176,446	695	101.46
Townhouse	17	2,189,882	1.29%	128,817	724	102.97
Two-Four Family Units	66	11,083,706	6.55%	167,935	727	100.52
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

46

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Credit Grades of the Group I Mortgage Loans

Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A1	519	97,919,256	57.90%	188,669	724	101.13
A2	187	30,928,606	18.29%	165,394	687	103.17
A3	54	9,441,427	5.58%	174,841	649	102.13
A4	166	30,820,559	18.23%	185,666	647	100.72
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

Prepayment Penalty Terms of the Group I Mortgage Loans

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
None	372	67,484,899	39.91%	181,411	704	101.56
12 Months	38	9,049,823	5.35%	238,153	693	100.37
24 Months	286	56,085,596	33.17%	196,103	686	101.09
36 Months	229	36,301,621	21.47%	158,522	711	102.24
Other (1)	1	187,908	0.11%	187,908	696	100.00
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

(1) Not 0, 12, 24 or 36 months and not more than 36 months

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

47

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Note Margins of the Group I Mortgage Loans

Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
3.0000 - 3.4999	229	40,812,119	24.13%	178,219	750	101.71
3.5000 - 3.9999	4	912,376	0.54%	228,094	733	101.00
4.0000 - 4.4999	121	21,308,878	12.60%	176,106	701	103.25
4.5000 - 4.9999	2	197,881	0.12%	98,940	705	101.64
5.0000 - 5.4999	107	25,660,438	15.17%	239,817	684	100.52
5.5000 - 5.9999	11	2,245,658	1.33%	204,151	654	100.46
6.0000 - 6.4999	86	18,653,220	11.03%	216,898	664	100.74
6.5000 - 6.9999	72	14,027,472	8.29%	194,826	654	100.05
7.0000 - 7.4999	45	8,922,713	5.28%	198,283	643	99.85
7.5000 - 7.9999	17	2,644,457	1.56%	155,556	656	99.64
8.0000 - 8.4999	9	1,405,678	0.83%	156,186	627	100.00
8.5000 - 8.9999	5	589,729	0.35%	117,946	625	100.00
9.0000 - 9.4999	6	578,756	0.34%	96,459	628	100.00
Fixed-Rate	212	31,150,473	18.42%	146,936	711	102.70
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

Maximum Mortgage of the Group I Mortgage Loans

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
11.0000 - 11.9999	11	2,285,258	1.35%	207,751	725	103.22
12.0000 - 12.9999	166	35,604,522	21.05%	214,485	731	102.75
13.0000 - 13.9999	279	51,956,880	30.72%	186,225	699	100.95
14.0000 - 14.9999	207	39,333,098	23.26%	190,015	666	100.39
15.0000 - 15.9999	44	8,110,118	4.80%	184,321	664	99.59
16.0000 - 16.9999	7	669,498	0.40%	95,643	640	100.00
Fixed-Rate	212	31,150,473	18.42%	146,936	711	102.70
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

48

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Minimum Mortgage of the Group I Mortgage Loans

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
3.0000 - 3.9999	227	40,616,956	24.02%	178,929	750	101.72
4.0000 - 4.9999	120	21,025,777	12.43%	175,215	701	103.29
5.0000 - 5.9999	98	22,952,129	13.57%	234,205	682	100.70
6.0000 - 6.9999	107	22,221,473	13.14%	207,677	664	100.86
7.0000 - 7.9999	87	18,029,444	10.66%	207,235	657	99.78
8.0000 - 8.9999	57	10,481,227	6.20%	183,881	660	99.70
9.0000 - 9.9999	13	2,241,324	1.33%	172,410	637	100.00
10.0000 -10.9999	5	391,044	0.23%	78,209	635	100.00
Fixed Rate	212	31,150,473	18.42%	146,936	711	102.70
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

Next Interest Rate Adjustment Dates of the Group I Mortgage Loans

Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percentage of Group I Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Fixed-Rate Mortgage Loans	212	31,150,473	18.42%	146,936	711	102.70
August 2006	1	127,555	0.08%	127,555	609	103.00
October 2006	1	81,902	0.05%	81,902	625	103.00
November 2006	1	224,792	0.13%	224,792	642	100.00
February 2007	1	229,329	0.14%	229,329	606	100.00
March 2007	12	2,260,867	1.34%	188,406	671	103.63
April 2007	38	8,112,019	4.80%	213,474	695	102.82
May 2007	74	14,122,688	8.35%	190,847	691	100.83
June 2007	185	39,428,944	23.32%	213,129	678	100.12
July 2007	54	10,629,333	6.29%	196,840	659	99.86
November 2007	2	295,268	0.17%	147,634	729	100.00
December 2007	2	398,137	0.24%	199,068	708	101.13
February 2008	4	569,382	0.34%	142,346	709	102.26
March 2008	12	2,771,653	1.64%	230,971	721	101.22
April 2008	67	12,875,506	7.61%	192,172	720	102.91
May 2008	77	14,204,438	8.40%	184,473	710	102.47
June 2008	82	14,037,662	8.30%	171,191	718	101.90
July 2008	99	16,595,447	9.81%	167,631	717	100.94
November 2009	1	415,000	0.25%	415,000	688	100.00
June 2010	1	579,454	0.34%	579,454	754	100.00
TOTAL:	926	169,109,847	100.00%	182,624	699	101.48

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

49

New Issue Computational Materials

$127,425,000 (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-RZ2

Residential Asset Mortgage Products, Inc.

Depositor

RAMP Series 2005-RZ2 Trust

Issuer

Residential Funding Corporation

Master Servicer

July 21, 2005

Expected Timing:	Pricing Date:	On or about July ☐, 2005
	Settlement Date:	On or about August 5, 2005
	First Payment Date:	August 25, 2005

Structure:	Fixed Rate Loans:	$64.5 Million
	Adjustable Rate Loans:	$273.7 Million
	Rating Agencies:	Moody’s, Standard & Poor’s and Fitch

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

NEITHER THE ISSUER OF THE SECURITIES NOR ANY OF ITS AFFILIATES PREPARED, PROVIDED, APPROVED OR VERIFIED ANY STATISTICAL OR NUMERICAL INFORMATION PRESENTED HEREIN, ALTHOUGH THAT INFORMATION MAY BE BASED IN PART ON LOAN LEVEL DATA PROVIDED BY THE ISSUER OR ITS AFFILIATES.

INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE. ONCE AVAILABLE, THE BASE PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE GREENWICH CAPITAL MARKETS, INC. TRADING DESK AT (203) 625-6160.

THIS COMMUNICATION DOES NOT CONTAIN ALL INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT.

THE INFORMATION IN THIS COMMUNICATION IS PRELIMINARY AND IS SUBJECT TO COMPLETION OR CHANGE.

THE INFORMATION IN THIS COMMUNICATION SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR SIMILAR COMMUNICATION RELATING TO THESE SECURITIES.

THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

RAMP Series 2005-RZ2 Trust Structural Summary
July 21, 2005
$127,425,000 (Approximate - Subject to Revision)
Characteristics of the Certificates(1)(2)

Class	Amount ($)	Ratings (Moody’s / S&P/Fitch)	Bond Type	WAL (yrs.) to Call/Mat	Principal Lockout / Window (mos.) to Call/Mat	Exp. Maturity to Call	Final Scheduled Maturity
A-I-1	69,179,000	Aaa/AAA/AAA	Sr Fltr (3)(4)
A-I-2	10,682,000	Aaa/AAA/AAA	Sr Fltr (3)(4)	Not Offered Hereby
A-I-3	30,406,000	Aaa/AAA/AAA	Sr Fltr (3)(4)
A-I-4	17,158,000	Aaa/AAA/AAA	Sr Fltr (3)(4)
A-II	127,425,000	Aaa/AAA/AAA	Sr Fltr (3)(4)	2.29 / 2.48	1-83 / 1-184	June 2012	June 2035
M-1	18,771,000	Aa1/AA+ /AA+	Mezz Fltr (3)(4)
M-2	14,543,000	Aa1/AA /AA	Mezz Fltr (3)(4)
M-3	7,610,000	Aa2/AA-/AA-	Mezz Fltr (3)(4)
M-4	8,286,000	Aa3/A+/A+	Mezz Fltr (3)(4)
M-5	8,117,000	A2/A-/A-	Mezz Fltr (3)(4)
M-6	6,764,000	Baa1/BBB+ /BBB+	Mezz Fltr (3)(4)	Not Offered Hereby
M-7	3,890,000	Baa2/BBB/BBB	Mezz Fltr (3)(4)
M-8	3,890,000	Baa3/BBB- /BBB-	Mezz Fltr (3)(4)
B-1	3,382,000	Ba1/BB+/BB+	Sub Fltr (3)(4) (5)
B-2	3,382,000	NR/BB/BB	Sub Fltr (3)(4) (5)
B-3	3,044,000	NR/BB-/BB-	Sub Fltr (3)(4)(5)
Total	336,529,000

Notes:

(1)	The Class Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2)	The Offered Certificates will be priced to the Clean-up Call Date at the Prepayment Pricing Assumptions:

Fixed Rate Loans: 100% PPC (4.0% CPR in month 1, building by approximately 1.909% each month to 25% CPR in month 12, and remaining constant at 25% CPR thereafter);

Adjustable Rate Loans: 100% PPC (4.0% CPR in month 1, building by approximately 2.364% each month to 30% CPR by month 12, and remaining constant at 30% CPR thereafter).

(3)

If the 10% Clean-Up Call is not exercised, the margins for the Class A Certificates will double and the margins for the Class M and Class B Certificates will increase by a 1.5x multiple on the second Distribution Date following the first possible Clean-Up Call Date. Each class is subject to the Net WAC Cap.

(4)

The least of (a) One-Month LIBOR plus the related margin per annum; (b) the Net WAC Rate; and (c) 11%. The holders of the Class A, Class M and Class B Certificates may also be entitled to certain payments under the Swap Agreement (as described herein).

(5)	The Class B Certificates will not be offered hereby.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

1

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Title of Securities:	RAMP Mortgage Asset-Backed Pass-Through Certificates, Series 2005-RZ2.

Depositor:	Residential Asset Mortgage Products, Inc., an affiliate of Residential Funding Corporation.

Master Servicer:	Residential Funding Corporation.

Subservicer:	The primary servicing will be provided by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 100% of the Mortgage Loans.

Underwriter:	Greenwich Capital Markets, Inc.

Trustee:	JPMorgan Chase Bank.

Swap Counterparty:	TBD.

Offered Certificates:

The Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates (collectively, the “Class A-I Certificates”) are backed by first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the “Group I Loans”).

The Class A-II Certificates are backed by first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations (the “Group II Loans”).

The Class A-I Certificates and the Class A-II Certificates are collectively referred to herein as the “Class A Certificates.”

.	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (collectively the “Class M Certificates”).

Class A Certificates and Class M Certificates (the “Offered Certificates”).

Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus which includes a Prospectus Supplement (together, the “Prospectus”).

Non-Offered Certificates:	Class B-1, Class B-2 and Class B-3 Certificates (the “Class B Certificates”).

Statistical Calculation Date:	July 1, 2005.

Cut-Off Date:	July 1, 2005.

Closing Date:	On or about August 5, 2005.

Distribution Date:	Distribution of principal and interest on the Offered Certificates will be made on the 25th day of each month, or if this is not a business day, on the next business day, commencing in August 2005.

Form of Offered Certificates:	The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:

The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status:	The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

2

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

ERISA Eligibility:	None of the Certificates are expected to be ERISA eligible.

SMMEA Eligibility:	None of the Offered Certificates are expected to constitute “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances:

The Master Servicer will be obligated to advance, or cause to be advanced, cash with respect to delinquent payments of principal and interest on the Mortgage Loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the related Mortgage Loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Monthly Fees:	Subservicing fee minimum of 0.25% per annum, payable monthly; master servicing fee of 0.05% per annum, payable monthly.

Eligible Master Servicing

Compensation:

For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the aggregate stated principal balance of the Mortgage Loans immediately preceding that Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date.

Optional Call:

If the aggregate principal balance of the mortgages loans after giving effect to distributions to be made on that Distribution Date falls below 10% of the original principal balance thereof, the holders of the call rights may terminate the trust on the second Distribution Date following such date, (the “Clean-up Call Date”).

Mortgage Loans:	The mortgage pool will consist of one- to two-family, fixed and adjustable rate mortgage loans secured by first liens on fee simple or leasehold interests on residential mortgage properties.

The Group I Loans will consist of first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations. The statistical pool of Group I Loans described herein has an approximate aggregate principal balance of approximately $169,109,847 as of the Cut-off Date.

The Group II Loans will consist of first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations. The statistical pool of Group II Loans described herein has an approximate aggregate principal balance of approximately $169,109,847 as of the Cut-off Date

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

3

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Credit Enhancement:

A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M and Class B Certificates. Credit enhancement for any Class M Certificates will include the subordination of the Class B Certificates and the Class M Certificates with a lower priority.

Class	Initial Subordination (1)	Stepdown Date Subordination
A	24.65%	49.30%
M-1	19.10%	38.20%
M-2	14.80%	29.60%
M-3	12.55%	25.10%
M-4	10.10%	20.20%
M-5	7.70%	15.40%
M-6	5.70%	11.40%
M-7	4.55%	9.10%
M-8	3.40%	6.80%
B-1	2.40%	4.80%
B-2	1.40%	2.80%
B-3	0.50%	1.00%

(1) Includes the initial overcollateralization requirement as described herein.

B. Overcollateralization (“OC”)
Initial (% Orig)	0.50%
OC Target (% Orig)	0.50%
Stepdown OC Target (% Current)	1.00%
OC Floor (% Orig)	0.50%

C. Excess Cashflow. Initially equal to approximately 426 bps per annum.
D. Swap Agreement. Credit enhancement for the Class A, Class M and Class B Certificates will include net payments made by the swap counterparty to the trustee pursuant to the swap agreement.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

4

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Excess Cashflow:

With respect to any Distribution Date, an amount equal to the sum of (x) the excess of the available distribution amount for that Distribution Date over the sum of (a) the interest distribution amount for the certificates that Distribution Date and (b) the Principal Remittance Amount for that Distribution Date and (y) the Overcollateralization Reduction Amount, if any, for that Distribution Date.

Required Overcollateralization

Amount:

For any Distribution Date (i) prior to the Stepdown Date, an amount equal to 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 1.00% of the then current aggregate outstanding principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the Overcollateralization Floor or (iii) on or after the Stepdown Date if a Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date. The Required Overcollateralization Amount will be fully funded on the Closing Date.

Overcollateralization Floor:	An amount equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, or approximately $1,690,694.

Excess Overcollateralization

Amount:	With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount on that Distribution Date over the Required Overcollateralization Amount on that Distribution Date.

Overcollateralization Amount:

With respect to any Distribution Date, the excess, if any, of (a) the aggregate stated principal balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over (b) the aggregate certificate principal balance of the Class A, Class M and Class B Certificates before taking into account distributions of principal to be made on that Distribution Date.

Overcollateralization Increase

Amount:

With respect to any Distribution Date, an amount equal to the lesser of (i) the Excess Cashflow for that Distribution Date (to the extent not used to cover losses) and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization Reduction

Amount:

With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of

(i) the Excess Overcollateralization Amount for that Distribution Date, and (ii) the Principal Remittance Amount for that Distribution Date.

Stepdown Date:

The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in August 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the 49.30%.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

5

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Senior Enhancement

Percentage:

On any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the Class M and Class B Certificates immediately prior to that Distribution Date and (y) the Overcollateralization Amount immediately prior to that Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Trigger Event:

A Trigger Event is in effect with respect to any Distribution Date if either (i) on or after the Stepdown Date the Sixty-Plus Delinquency Percentage, as determined on that Distribution Date, exceeds [30.50]% of the current Senior Enhancement Percentage or (ii) on or after the Distribution Date in August 2008 the aggregate amount of realized losses allocated as a percentage of the Cut-Off Date aggregate stated principal balance of the Mortgage Loans exceeds the values defined below:

Distribution Dates

August 2008 to July 2009	[3.15]% for the first month, plus an additional 1/12th of [1.85]% for every subsequent month;
August 2009 to July 2009	[5.00]% for the first month, plus an additional 1/12th of [1.45]% for every subsequent month;
August 2010 to July 2010	[6.45]% for the first month, plus an additional 1/12th of [0.85]% for every subsequent month;
August 2011 and thereafter	[7.30]%

Sixty-Plus Delinquency

Percentage:

With respect to any Distribution Date on or after the Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with such Distribution Date, of the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgaged loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the Mortgage Loans immediately preceding that Distribution Date.

Interest Payments:

On each Distribution Date holders of the certificates will be entitled to receive the interest that has accrued on the certificates at the related pass-through rate during the related Accrual Period, and any interest due on a prior Distribution Date that was not paid.

Accrual Period:

The Offered Certificates will be entitled to interest accrued, with respect to any Distribution Date, from and including the preceding Distribution Date (or from and including the Closing Date in the case of the first Distribution Date) to and including the day prior to the then-current Distribution Date (the “Floating Rate Accrual Period”) calculated on an actual/360-day basis.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

6

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Net Mortgage Rate:	With respect to any Mortgage Loan, the per annum mortgage rate thereon minus the per annum rates at which the master servicing and subservicing fees are paid.

Maximum Net Mortgage Rate:

With respect to any adjustable rate Mortgage Loan, the maximum net at which interest can accrue thereon less the per annum rates at which the master servicing and subservicing fees are paid. With respect to any fixed-rate Mortgage Loan, the Net Mortgage Rate.

Net WAC Cap:

For any Distribution Date, a per annum rate equal to (a) the weighted average of the Net Mortgage Rates of the Mortgage Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period minus (b) any net swap payments paid to the Swap Counterparty divided by the aggregate principal balance of the Mortgage Loans, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Basis Risk Shortfall:

With respect to any class of Class A, Class M or Class B Certificates and any Distribution Date on which the Net WAC Cap Rate is used to determine the pass-through rate for that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate equal to the least of (a) One-Month LIBOR plus the related Margin, (b) 11.00% per annum and (c) the weighted average Maximum Net Mortgage Rate, over (ii) accrued certificate interest for that class calculated using the Net WAC Cap Rate; plus any unpaid Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent not previously paid from Excess Cash Flow, at a rate equal to the least of (a) One-Month LIBOR plus the related Margin, (b) 11.00% per annum and (c) the weighted average Maximum Net Mortgage Rate.

Class A Interest Distribution

Priority:

With respect to each class of Class A Certificates and any distribution date, the amount available for payment of Accrued Certificate Interest thereon for that distribution date plus Accrued Certificate Interest thereon remaining unpaid from any prior distribution date, in the amounts and priority as follows:

(i)	concurrently, to the Class A-I Certificates, pro rata, from the Class A-I Interest Remittance Amount and to the Class A-II Certificates, from the Class A-II Interest Remittance Amount;
(ii)

to the Class A-I Certificates, pro rata, from the remaining Class A-II Interest Remittance Amount or to the Class A-II Certificates, pro rata, from the remaining Class A-I Interest Remittance Amount, as needed after taking into account any distributions in respect of interest on the Class A Certificates made in first above;

(iii)

concurrently, from the Principal Remittance Amount related to Group I Loans to the Class A-I Certificates, pro rata, and from the Principal Remittance Amount related to Group II Loans to the Class A-II Certificates, after taking into account any distributions in respect of interest on the Class A Certificates made in first and second above; and

(iv)

from the remaining Principal Remittance Amount related to Group II Loans to the Class A-I Certificates, pro rata, or from the remaining Principal Remittance Amount related to Group I Loans to the Class A-II Certificates, as needed after taking into account any distributions in respect of interest on the Class A Certificates made in (i), (ii) and (iii) above.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Class A-I Interest

Remittance Amount:	With respect to any distribution date, the portion of the Available Distribution Amount for that distribution date attributable to interest received or advanced with respect to the Group I Loans.

Class A-II Interest

Remittance Amount:	With respect to any distribution date, the portion of the Available Distribution Amount for that distribution date attributable to interest received or advanced with respect to the Group II Loans.

Prepayment Interest

Shortfall:

With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the Mortgage Loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the Mortgage Loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefor. Any Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation or Excess Cash Flow and allocated to a class of offered certificates will accrue interest at the then applicable pass-through rate on that class of offered certificates.

Relief Act Shortfalls:

With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cashflow in the current period only as described under “Excess Cashflow Distributions.” Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cash Flow will remain unpaid. Relief Act Shortfalls will be allocated on a pro rata basis among the certificates.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Allocation of Losses:	Realized losses on the mortgage loans will be allocated as follows:
	(i)	Funds if any received under the Swap Agreement;
	(ii)	to Excess Cashflow;
	(iii)	by a reduction in the Overcollateralization Amount until reduced to zero;
	(iv)	to the Class B-3 Certificates until the certificate principal balance thereof has been reduced to zero;
	(v)	to the Class B-2 Certificates until the certificate principal balance thereof has been reduced to zero;
	(vi)	to the Class B-1 Certificates until the certificate principal balance thereof has been reduced to zero;
	(vii)	to the Class M-8 Certificates until the certificate principal balance thereof has been reduced to zero;
	(viii)	to the Class M-7 Certificates until the certificate principal balance thereof has been reduced to zero;
	(ix)	to the Class M-6 Certificates until the certificate principal balance thereof has been reduced to zero;
	(x)	to the Class M-5 Certificates until the certificate principal balance thereof has been reduced to zero;
	(xi)	to the Class M-4 Certificates until the certificate principal balance thereof has been reduced to zero;
	(xii)	to the Class M-3 Certificates until the certificate principal balance thereof has been reduced to zero;
	(xiii)	to the Class M-2 Certificates until the certificate principal balance thereof has been reduced to zero;
	(xiv)	to the Class M-1 Certificates until the certificate principal balance thereof has been reduced to zero; and
(xv)

for losses on the Group I Loans, to the Class A-I Certificates, on a pro rata basis based on their related certificate principal balance and for losses on the Group II Loans, to the Class A-II Certificates, in each case, until the certificate principal balance thereof has been reduced to zero.

Step-up Coupon:

The rate used to calculate the pass-through rate on the Class M and Class B Certificates will increase by a 1.5x multiple on the second Distribution Date following the first possible Clean-Up Call Date. The margin on the Class A Certificates will increase to 2x the original margin on the second Distribution Date following the first possible Clean-up Call Date.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Principal Payments:

Holders of each class of Class A Certificates will be entitled to receive on each distribution date, to the extent of the Available Distribution Amount remaining after the Interest Distribution Amount is distributed, a distribution allocable to principal in the manner as follows:

	(a)	The Group I Principal Distribution Amount will be distributed as follows:
		•	first, to the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero; and
		•	second, to the Class A-II Certificates until the Certificate Principal Balance thereof has been reduced to zero.
	(b)	The Group II Principal Distribution Amount will be distributed as follows:
		•	first, to the Class A-II Certificates until the Certificate Principal Balance thereof has been reduced to zero; and
		•	second, to the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero.

The Class M and Class B Certificates will be subordinate to the Class A Certificates, and will not receive any principal payments until on or after the Stepdown Date, or if a Trigger Event is in effect, unless the aggregate certificate principal balance of the Class A Certificates have been reduced to zero.

On or after the Stepdown Date and if a Trigger Event is not in effect, or if the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, the remaining principal distribution amount will be distributed in the following order of priority: to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, to the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount and to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount, in each case until the certificate principal balance thereof has been reduced to zero.

Principal Distribution

Amount:	For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over (y) the interest distribution amount and (b) sum of the following amounts:
	(1)	the Principal Remittance Amount for the Mortgage Loans,
(2)

the lesser of (a) subsequent recoveries for that Distribution Date and (b) the principal portion of any realized losses allocated to any class of Class A, Class M or Class B Certificates on a prior Distribution Date and remaining unpaid;

(3)

the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used in clause (2) above on such Distribution Date, and (b) the principal portion of any realized losses incurred, or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date; and

(4)

the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used pursuant to clauses (2) and (3) above on such Distribution Date, and (b) the amount of any Overcollateralization Increase Amount for that Distribution Date; minus

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

(5)	the amount of any Overcollateralization Reduction Amount for that Distribution Date;
(6)

any net swap payments or swap termination payment not due to a swap party trigger event owed to the swap counterparty to the extent not previously paid from interest or principal collections on the Mortgage Loans; and

(7)	certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.

In no event will the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate certificate balance of the Class A, Class M and Class B Certificates.

Principal Remittance

Amount:

For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of the Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections other than subsequent recoveries received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the month.

Class A Principal

Distribution Amount:	With respect to any Distribution Date:

(i)	prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date, or
(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the Principal Distribution Amount for that Distribution Date; and (ii) the excess of (a) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 50.70% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Principal Allocation Amount:

With respect to any Distribution Date, the sum of (a) the principal remittance amount for that Distribution Date and (b) the aggregate amount of realized losses on the mortgage loans in the calendar month preceding that Distribution Date, to the extent covered by excess cash flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cash flow to cover all realized losses on the mortgage loans, in determining the Class A-I Principal Distribution Amount and the Class A-II Principal Distribution Amount, the available excess cash flow will be allocated to the Class A-I Certificates and the Class A-II Certificates, pro rata, based on the principal portion of realized losses on the Group I Loans and Group II Loans, respectively.

Class A-I Principal Distribution Amount:

On any Distribution Date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group I Loans for that Distribution date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that Distribution Date.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Class A-I Principal Distribution:

The Class A-I Principal Distribution Amount will be distributed, sequentially, to the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, in that order, in each case until the certificate principal balance thereof has been reduced to zero.

Class A-II Principal Distribution Amount:

On any Distribution Date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group II Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that Distribution Date.

Class A-II Principal Distribution:	The Class A-II Principal Distribution Amount will be distributed to the Class A-II Certificates until the certificate principal balance thereof has been reduced to zero.

Class M-1 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 61.80% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-2 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 70.40% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-3 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 74.90% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-4 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 79.80% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Class M-5 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 84.60% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-6 Principal

Distribution Amount:	With respect to any Distribution Date:

i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 88.60% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-7 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount and Class M-6 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 90.90% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-8 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 93.20% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class B-1 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and Class M-8 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and Class M-8 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class B-1 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 95.20% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class B-2 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)	prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and Class B-1 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and Class B-1 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and the Class B-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class B-2 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 97.20% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class B-3 Principal

Distribution Amount:	With respect to any Distribution Date:

(i)

prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount, Class B-1 Principal Distribution Amount and Class B-2 Principal Distribution Amount, or

(ii)

on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount, Class B-1 Principal Distribution Amount and Class B-2 Principal Distribution Amount;

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount, Class B-1 Principal Distribution Amount and the Class B-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class B-3 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 99.00% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Interest Distributions:

On each Distribution Date, accrued and unpaid interest (less prepayment interest shortfalls not covered by compensating interest and Relief Act Shortfalls) will be paid to the holders of Class A, Class M and Class B Certificates to the extent of the available distribution amount as described in the Prospectus Supplement (after payment of the master servicing and sub-servicing fees) in the following order of priority:

(i)	To the Class A Certificates, in accordance with the Class A Interest Distribution Priority;
(ii)	To the Class M-1 Certificates;
(iii)	To the Class M-2 Certificates;
(iv)	To the Class M-3 Certificates;
(v)	To the Class M-4 Certificates;
(vi)	To the Class M-5 Certificates;
(vii)	To the Class M-6 Certificates;
(viii)	To the Class M-7 Certificates;
(ix)	To the Class M-8 Certificates;
(x)	To the Class B-1 Certificates;
(xi)	To the Class B-2 Certificates; and
(xii)	To the Class B-3 Certificates.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Excess Cashflow

Distributions:	On each Distribution Date, the Excess Cashflow will be distributed among the Certificates in the following order of priority:

(i)

To pay to holders of the class or classes of certificates then entitled to receive distributions in respect of principal (as described above), the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A, Class M or Class B Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

(ii)

As part of the Principal Distribution Amount, to pay to the holders of the Class A, Class M and Class B Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

(iii)	To pay any Overcollateralization Increase Amount to the class or classes of certificates then entitled to receive distributions in respect of principal;
(iv)

To pay the holders of the Class A, and M and Class B Certificates, pro rata, based on Prepayment Interest Shortfalls allocated thereto, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, to the extent not covered by Eligible Master Servicing Compensation on that Distribution Date;

(v)

To pay the holders of the Class A, and M and Class B Certificates, pro rata, based on unpaid Prepayment Interest Shortfalls previously allocated thereto, any Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon;

(vi)

To the holders of the Class A Certificates, pro rata, then to the holders of the Class M and Class B Certificates, in order of priority, any Basis Risk Shortfalls allocated thereto that remains unpaid as of the Distribution Date;

(vii)

To pay the holders of the Class A, Class M and Class B Certificates, pro rata, based on Relief Act Shortfalls allocated thereto on that Distribution Date, the amount of any Relief Act Shortfalls occurring in the current interest accrual period;

(viii)

To pay the holders of the Class A Certificates, pro rata, then to the holders of the Class M and Class B Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

(ix)	To the Swap Counterparty, any termination payment triggered by a swap termination event; and
(x)	To pay the holders of the Class SB Certificates any balance remaining in accordance with the terms of the pooling and servicing agreement.

Any payments under clauses (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) shall be made from excess cash flow to the extent available and not covered by amounts paid pursuant to the Swap Agreement.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Swap Agreement

Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement with [TBD] (the “Swap Counterparty”) for the benefit of the Class A, Class M and Class B Certificates. The Swap Agreement will have an initial notional amount of approximately $338,219,694. Under the Swap Agreement, (i) the trust shall be obligated to pay to the Swap Counterparty an amount equal to [4.230]% per annum on the swap notional amount set forth below (the “Notional Balance”) and (ii) the trust will be entitled to receive an amount equal to One-Month LIBOR on the Notional Balance from the Swap Counterparty, on each Distribution Date, accrued during the swap accrual period (20 days in the case of the first accrual period), until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. Upon early termination of the Swap Agreement, the trust or the Swap Counterparty may be liable to make a termination payment (the “Swap Termination Payment”) to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than a Swap Termination Payment due to a Swap Provider Trigger Event). Shown below is the aggregate swap Notional Balance schedule.

Swap Agreement Notional Balance Schedule:

Period	Swap Notional Balance ($)	Period	Swap Notional Balance ($)
1	338,219,694.02	32	59,207,640.65
2	336,139,133.30	33	56,514,070.20
3	333,136,586.47	34	53,944,156.46
4	329,103,102.17	35	33,449,816.17
5	324,035,158.47	36	20,102,562.18
6	317,937,918.06	37	19,260,630.82
7	310,825,662.09	38	18,501,139.78
8	302,722,129.44	39	17,771,496.68
9	293,660,747.46	40	17,070,532.21
10	283,684,740.77	41	16,397,121.72
11	272,847,105.43	42	15,750,184.62
12	260,759,636.98	43	15,128,682.63
13	248,418,090.73	44	14,531,618.14
14	236,663,643.73	45	13,958,032.61
15	225,468,242.81	46	13,407,005.03
16	214,805,180.28	47	12,877,650.50
17	204,649,029.25	48	12,369,118.72
18	194,975,581.98	49	11,880,592.76
19	185,761,791.25	50	11,411,287.65
20	176,985,714.53	51	10,960,449.18
21	168,626,460.91	52	10,527,352.67
22	144,961,208.30	53	10,069,735.74
23	136,620,085.69	54	9,672,081.70
24	86,179,249.98	55	9,290,063.38
25	82,244,334.00	56	8,923,067.95
26	78,490,698.88	57	8,570,506.54
27	74,909,921.66	58	8,231,813.30
28	71,493,973.83	59	7,902,250.35
29	68,140,275.65	60	7,541,606.81
30	64,990,075.77	61	7,243,946.43
31	62,030,875.23

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Swap Account:

Funds payable under the Swap Agreement will be deposited into a reserve account (the “Swap Account”).

Funds in the Swap Account that are payable to the Swap Counterparty will be paid from any available funds prior to distributions on the Certificates and will be distributed on each Distribution Date in the following order of priority:

1)    to the Swap Counterparty, any net amounts owed to the Swap Counterparty under the Swap Agreement for such Distribution Date; and

2)    to the Swap Counterparty, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority:

1)    As part of the Principal Distribution Amount, to pay to the holders of the Class A, Class M and Class B Certificates in reduction of their respective principal balances, the principal portion of any realized losses incurred for the preceding calendar month;

2)    To pay the holders of the Class A, Class M and Class B Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

3)    to the holders of the Class A, Class M and Class B Certificates, to pay the amount of any Prepayment Interest Shortfalls allocated thereto for that distribution date, to the extent not covered by the Eligible Master Servicing Compensation on that distribution date, on a pro rata basis;

4)    to the holders of the Class A, Class M and Class B certificates, on a pro rata basis to pay the amount of any Prepayment Interest Shortfalls previously allocated thereto remaining unpaid from prior distribution dates together with interest thereon;

5)    to pay, first to the Class A Certificates, on a pro rata basis, any Basis Risk Shortfalls, as applicable, for such Distribution Date and second, sequentially to the Class M Certificates and Class B Certificates, in order of priority, any Basis Risk Shortfalls for such Distribution Date;

6)    to the holders of the Class A, Class M and Class B Certificates, on a pro rata basis, to pay the amount of any Relief Act Shortfalls, to the extent unpaid from interest collections;

7)    to pay the holders of the Class A Certificates, pro rata, and then to the Class M and Class B Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

8)    to pay to the holders of the Class SB Certificates the excess, if any, of the sum of the remaining Swap Account Balance and the then-current Overcollateralization Amount over the Required Overcollateralization Amount for that Distribution Date.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Net WAC Cap Schedule

Period	Net WAC CAP Rate (%) (1)	EFFECTIVE RATE (%) (1,2)	period	Net WAC CAP Rate (%) (1)	EFFECTIVE RATE (%) (1,2)
1	10.99	21.55	46	10.26	12.37
2	7.09	23.63	47	10.59	12.77
3	7.33	23.20	48	11.35	13.41
4	7.09	23.63	49	10.98	13.10
5	7.33	23.17	50	10.98	13.08
6	7.09	23.55	51	11.34	13.33
7	7.09	23.48	52	10.97	13.03
8	7.85	22.17	53	11.34	13.29
9	7.09	23.28	54	10.99	12.99
10	7.33	22.72	55	10.99	12.97
11	7.09	22.97	56	12.16	13.88
12	7.33	22.32	57	10.98	12.92
13	7.09	22.43	58	11.34	13.18
14	7.09	22.14	59	11.40	13.30
15	7.33	21.50	60	12.01	13.80
16	7.10	21.58	61	11.62	13.46
17	7.33	20.97	62	11.61	11.61
18	7.10	21.05	63	11.99	11.99
19	7.10	20.79	64	11.60	11.60
20	7.86	19.66	65	11.98	11.98
21	7.10	20.29	66	11.59	11.59
22	7.35	18.55	67	11.59	11.59
23	7.35	18.69	68	12.83	12.83
24	8.39	15.45	69	11.58	11.58
25	8.11	15.36	70	11.96	11.96
26	8.11	15.23	71	11.57	11.57
27	8.38	15.10	72	11.95	11.95
28	8.11	14.99	73	11.56	11.56
29	8.39	14.86	74	11.56	11.56
30	8.39	15.03	75	11.94	11.94
31	8.39	14.91	76	11.55	11.55
32	8.97	14.86	77	11.93	11.93
33	8.39	14.70	78	11.54	11.54
34	8.70	14.64	79	11.54	11.54
35	9.10	13.06	80	12.33	12.33
36	9.96	12.31	81	11.53	11.53
37	9.64	12.06	82	11.90	11.90
38	9.64	12.03	83	11.52	11.52
39	9.96	12.23	84	11.89	11.89
40	9.64	11.98
41	9.96	12.18
42	9.92	12.22
43	9.92	12.19
44	10.98	12.95
45	9.92	12.14
Notes:

(1) Assumes all index values increase instantaneously to 20.00%.

(2) The Effective Rate is a per annum rate equal to (A) the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii) the weighted average Net Mortgage Rate of the Mortgage Loans plus (B) the net swap payment, if any, divided by the aggregate balance of the Mortgage Loans multiplied by 360 divided by actual number of days. The Effective Rate assumes no losses.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Prepayment Sensitivity

Class A-II (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	4.52	3.10	2.29	1.67	1.28
Modified Duration (years)	3.86	2.77	2.10	1.56	1.22
First Principal Payment	1	1	1	1	1
Last Principal Payment	165	112	83	65	34
Principal Window (months)	165	112	83	65	34

Class A-II (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	4.83	3.34	2.48	1.81	1.28
Modified Duration (years)	4.03	2.92	2.23	1.67	1.22
First Principal Payment	1	1	1	1	1
Last Principal Payment	316	242	184	144	34
Principal Window (months)	316	242	184	144	34

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

GROUP II CONFORMING MORTGAGE LOANS

Summary	Total	Minimum	Maximum
Group II Outstanding Principal Balance	$169,109,847
Number of Loans	1,415
Average Current Loan Balance	$119,512	$18,988	$358,144
(1) Original Loan-to-Value Ratio (%)	101.03	92.00	107.00
(1) Mortgage Rate (%)	7.756	5.625	10.550
(1) Net Mortgage Rate (%)	7.403	5.325	10.000
(1) Note Margin (%)	4.966	2.250	9.550
(1) Maximum Mortgage Rate (%)	13.724	8.990	17.475
(1) Minimum Mortgage Rate (%)	5.224	2.250	10.550
(1) Term to Next Rate Adjustment Rate (months)	29 months	12 months	59 months
(1) Remaining Term to Stated Maturity (months)	357 months	118 months	360 months
(1) (2) Credit Score	698	516	817
(1) Weighted Average reflected in Total.
(2) 100.00% of the Group II Mortgage Loans have Credit Scores.
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Adjustable Rate	80.28%
Fixed Rate	19.72%

Fully Amortizing Mortgage Loans	98.28%

Lien	First	100.00%

Property Type	Single Family Detached	69.08%
Planned Unit Developments (detached)	10.80%
Condominium Low Rise (less than 5 stories)	5.40%
Planned Unit Developments (attached)	3.51%
Two-Four Family Units	7.94%
Townhouse	2.93%
Condominium Mid Rise (5 to 8 stories)	0.22%
Manufactured Housing	0.07%
Leasehold	0.05%

Geographic Distribution	Florida	8.77%
Michigan	6.32%
Pennsylvania	5.82%
Texas	5.76%
Washington	5.11%

Number of States (including DC)	46

Largest Zip Code Concentration	89131	0.36%

Documentation Type	Full Documentation	90.15%
Reduced Documentation	9.85%

Loans with Prepayment Penalties	61.23%

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Credit Score Distribution of the Group II Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
500 - 519	1	72,786	0.04%	72,786	103.00
560 - 579	1	96,147	0.06%	96,147	106.00
600 - 619	173	19,403,527	11.47%	112,159	100.41
620 - 639	128	15,668,243	9.27%	122,408	100.71
640 - 659	116	13,382,876	7.91%	115,370	100.30
660 - 679	86	11,155,918	6.60%	129,720	100.41
680 - 699	189	23,315,765	13.79%	123,364	101.64
700 - 719	136	16,423,079	9.71%	120,758	101.85
720 - 739	201	24,731,434	14.62%	123,042	101.65
740 - 759	156	18,851,413	11.15%	120,842	101.32
760 - 779	131	14,829,573	8.77%	113,203	100.33
780 - 799	68	7,638,077	4.52%	112,325	100.34
800 or greater	29	3,541,010	2.09%	122,104	100.94
TOTAL:	1,415	169,109,847	100.00%	119,512	101.03

Debt-to-Income Ratios of the Group II Mortgage Loans

Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Not Available	8	991,430	0.59%	123,929	716	100.05
0.01 - 5.00	1	98,500	0.06%	98,500	722	100.00
5.01 - 10.00	2	250,825	0.15%	125,412	733	100.00
10.01 - 15.00	11	975,132	0.58%	88,648	747	99.73
15.01 - 20.00	30	2,865,488	1.69%	95,516	710	100.04
20.01 - 25.00	74	7,090,420	4.19%	95,816	707	100.65
25.01 - 30.00	150	15,328,704	9.06%	102,191	714	101.38
30.01 - 35.00	233	26,364,055	15.59%	113,150	698	101.19
35.01 - 40.00	373	46,641,773	27.58%	125,045	708	101.84
40.01 - 45.00	300	37,902,280	22.41%	126,341	690	100.84
45.01 - 50.00	208	26,473,049	15.65%	127,274	682	99.95
50.01 - 55.00	24	3,980,424	2.35%	165,851	657	99.96
56.01 and greater	1	147,768	0.09%	147,768	723	100.00
TOTAL:	1,415	169,109,847	100.00%	119,512	698	101.03

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

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Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Original Mortgage Loan Principal Balances of the Group II Mortgage Loans

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
100,000 or less	605	44,130,895	26.10%	72,944	696	100.68
100,001 - 200,000	687	94,197,237	55.70%	137,114	699	100.98
200,001 - 300,000	106	25,159,842	14.88%	237,357	698	101.50
300,001 - 400,000	17	5,621,873	3.32%	330,698	701	102.49
TOTAL:	1,415	169,109,847	100.00%	119,512	698	101.03

Net Mortgage Rates of the Group II Mortgage Loans

Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.000 - 5.499	4	678,731	0.40%	169,683	740	102.46
5.500 - 5.999	26	3,807,351	2.25%	146,437	736	101.07
6.000 - 6.499	122	16,391,966	9.69%	134,360	724	101.62
6.500 - 6.999	234	33,096,689	19.57%	141,439	719	101.43
7.000 - 7.499	364	43,747,840	25.87%	120,186	707	100.71
7.500 - 7.999	302	33,447,212	19.78%	110,752	687	101.03
8.000 - 8.499	204	22,967,344	13.58%	112,585	667	100.82
8.500 - 8.999	112	10,778,599	6.37%	96,237	668	100.69
9.000 - 9.499	32	2,821,771	1.67%	88,180	633	100.86
9.500 - 9.999	14	1,290,877	0.76%	92,205	633	100.07
10.000 - 10.499	1	81,467	0.05%	81,467	643	100.00
TOTAL:	1,415	169,109,847	100.00%	119,512	698	101.03

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

26

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Mortgage Rates of the Group II Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
5.5000 - 5.9999	5	653,951	0.39%	130,790	751	103.89
6.0000 - 6.4999	26	3,442,827	2.04%	132,416	742	101.71
6.5000 - 6.9999	195	28,252,511	16.71%	144,885	727	101.61
7.0000 - 7.4999	215	27,617,116	16.33%	128,452	715	101.37
7.5000 - 7.9999	375	45,676,282	27.01%	121,803	704	100.72
8.0000 - 8.4999	265	28,955,961	17.12%	109,268	684	100.91
8.5000 - 8.9999	217	23,553,097	13.93%	108,540	664	100.69
9.0000 - 9.4999	75	7,435,334	4.40%	99,138	661	100.73
9.5000 - 9.9999	29	2,310,253	1.37%	79,664	633	100.43
10.0000 -10.4999	12	1,131,048	0.67%	94,254	630	100.08
10.5000 -10.9999	1	81,467	0.05%	81,467	643	100.00
TOTAL:	1,415	169,109,847	100.00%	119,512	698	101.03

Original Loan-to-Value Ratios of the Group II Mortgage Loans

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score
90.01 - 95.00	81	7,481,061	4.42%	92,359	753
95.01 - 100.00	984	116,921,302	69.14%	118,822	693
100.01 - 101.00	4	535,202	0.32%	133,800	685
101.01 - 102.00	10	1,553,549	0.92%	155,355	679
102.01 - 103.00	134	16,039,401	9.48%	119,697	664
103.01 - 104.00	16	2,420,316	1.43%	151,270	744
104.01 - 105.00	12	1,268,729	0.75%	105,727	730
105.01 - 106.00	25	3,597,681	2.13%	143,907	729
106.01 - 107.00	149	19,292,606	11.41%	129,481	727
TOTAL:	1,415	169,109,847	100.00%	119,512	698

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

27

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Geographic Distribution of Mortgaged Properties of the Group II Mortgage Loans

State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Alabama	42	3,870,696	2.29%	92,159	675	101.04
Alaska	1	197,720	0.12%	197,720	669	99.00
Arizona	35	5,325,251	3.15%	152,150	707	101.44
Arkansas	16	1,870,026	1.11%	116,877	699	100.21
California	10	1,984,381	1.17%	198,438	704	100.03
Colorado	27	4,259,951	2.52%	157,776	717	101.74
Connecticut	11	1,667,570	0.99%	151,597	722	100.61
Delaware	4	640,811	0.38%	160,203	678	102.86
Florida	99	14,835,262	8.77%	149,851	701	100.95
Georgia	51	6,524,791	3.86%	127,937	693	100.29
Idaho	26	2,630,180	1.56%	101,161	709	100.09
Illinois	47	5,196,692	3.07%	110,568	689	100.05
Indiana	76	7,935,515	4.69%	104,415	686	101.08
Iowa	11	1,044,398	0.62%	94,945	652	101.21
Kansas	17	1,683,722	1.00%	99,042	706	101.30
Kentucky	35	3,950,351	2.34%	112,867	698	100.59
Louisiana	31	3,376,756	2.00%	108,928	675	100.63
Maine	3	403,017	0.24%	134,339	711	105.70
Maryland	18	2,859,713	1.69%	158,873	693	101.10
Massachusetts	5	771,578	0.46%	154,316	724	98.95
Michigan	93	10,683,097	6.32%	114,872	705	101.15
Minnesota	20	3,297,006	1.95%	164,850	699	101.45
Mississippi	20	1,957,808	1.16%	97,890	682	101.31
Missouri	66	7,319,223	4.33%	110,897	683	101.08
Montana	3	301,371	0.18%	100,457	754	100.00
Nebraska	14	1,480,746	0.88%	105,768	689	100.19
Nevada	5	1,051,761	0.62%	210,352	711	99.85
New Hampshire	1	272,208	0.16%	272,208	697	107.00
New Jersey	7	763,751	0.45%	109,107	697	101.64
New Mexico	6	566,928	0.34%	94,488	672	102.76
New York	13	1,025,528	0.61%	78,887	699	101.67
North Carolina	41	4,768,631	2.82%	116,308	701	101.53
North Dakota	3	249,990	0.15%	83,330	725	98.15
Ohio	77	8,166,592	4.83%	106,060	693	100.46
Oklahoma	35	2,999,744	1.77%	85,707	674	101.99
Oregon	8	1,440,639	0.85%	180,080	710	103.41
Pennsylvania	102	9,841,973	5.82%	96,490	707	102.59
South Carolina	31	3,262,661	1.93%	105,247	683	100.38
Tennessee	39	3,890,547	2.30%	99,758	700	100.13
Texas	86	9,749,133	5.76%	113,362	712	100.30
Utah	26	3,570,908	2.11%	137,343	718	100.64
Virginia	44	6,210,317	3.67%	141,144	696	101.23

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

28

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Geographic Distribution of Mortgaged Properties of the Group II Mortgage Loans (Continued)

State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Washington	55	8,639,098	5.11%	157,075	718	101.63
West Virginia	6	729,972	0.43%	121,662	728	99.32
Wisconsin	44	5,304,890	3.14%	120,566	668	100.62
Wyoming	5	536,944	0.32%	107,389	700	102.46
TOTAL:	1,415	169,109,847	100.00%	119,512	698	101.03

Mortgage Loan Purpose of the Group II Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Equity Refinance	320	48,561,132	28.72%	151,754	670	101.86
Purchase	1,047	112,873,335	66.75%	107,806	710	100.60
Rate/Term Refinance	48	7,675,379	4.54%	159,904	699	102.01
TOTAL:	1,415	169,109,847	100.00%	119,512	698	101.03

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

29

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Mortgage Loan Documentation Type of the Group II Mortgage Loans

Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	1,269	152,457,505	90.15%	120,140	697	101.15
Reduced Documentation	146	16,652,342	9.85%	114,057	711	99.87
TOTAL:	1,415	169,109,847	100.00%	119,512	698	101.03

Occupancy Types of the Group II Mortgage Loans

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Non-owner Occupied	412	44,459,985	26.29%	107,913	741	99.19
Primary	932	113,240,377	66.96%	121,503	678	101.66
Second/Vacation	71	11,409,484	6.75%	160,697	724	101.94
TOTAL:	1,415	169,109,847	100.00%	119,512	698	101.03

Mortgaged Property Types of the Group II Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Condominium Low Rise (less than 5 stories)	78	9,129,263	5.40%	117,042	722	101.55
Condominium Mid Rise (5 to 8 stories)	2	378,265	0.22%	189,133	670	97.87
Leasehold	1	77,300	0.05%	77,300	733	100.00
Manufactured Housing	1	114,294	0.07%	114,294	608	100.00
Planned Unit Developments (attached)	45	5,939,980	3.51%	132,000	699	100.90
Planned Unit Developments (detached)	110	18,255,721	10.80%	165,961	701	100.86
Single Family Detached	1,014	116,826,793	69.08%	115,214	691	101.13
Townhouse	48	4,954,668	2.93%	103,222	723	100.97
Two-Four Family Units	116	13,433,562	7.94%	115,807	730	100.16
TOTAL:	1,415	169,109,847	100.00%	119,512	698	101.03

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

30

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Credit Grades of the Group II Mortgage Loans

Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A1	791	95,712,983.02	56.60%	121,003	729	100.78
A2	284	32,921,329.19	19.47%	115,920	681	102.13
A3	52	6,038,536.22	3.57%	116,126	645	101.66
A4	288	34,436,998.24	20.36%	119,573	636	100.55
TOTAL:	1,415	169,109,846.67	100.00%	119,512	698	101.03

Prepayment Penalty Terms of the Group II Mortgage Loans

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
None	577	65,560,090	38.77%	113,622	703	100.92
12 Months	44	6,300,486	3.73%	143,193	681	101.35
24 Months	403	50,258,518	29.72%	124,711	684	100.90
36 Months	390	46,865,840	27.71%	120,169	709	101.27
Other (1)	1	124,912	0.07%	124,912	660	100.00
TOTAL:	1,415	169,109,847	100.00%	119,512	698	101.03

(1) Not 0, 12, 24 or 36 months and not more than 36 months

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

31

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Note Margins of the Group II Mortgage Loans

Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.0000 - 2.4999	2	236,170	0.14%	118,085	715	98.11
3.0000 - 3.4999	390	48,336,540	28.58%	123,940	753	100.99
3.5000 - 3.9999	13	1,446,332	0.86%	111,256	756	101.16
4.0000 - 4.4999	173	20,833,901	12.32%	120,427	697	102.28
4.5000 - 4.9999	7	741,611	0.44%	105,944	700	103.13
5.0000 - 5.4999	76	10,085,982	5.96%	132,710	668	100.88
5.5000 - 5.9999	22	3,670,661	2.17%	166,848	685	99.66
6.0000 - 6.4999	146	18,523,152	10.95%	126,871	653	100.90
6.5000 - 6.9999	97	12,279,874	7.26%	126,597	641	100.08
7.0000 - 7.4999	98	11,928,355	7.05%	121,718	633	99.93
7.5000 - 7.9999	33	3,519,250	2.08%	106,644	630	100.00
8.0000 - 8.4999	16	1,820,060	1.08%	113,754	638	100.05
8.5000 - 8.9999	13	1,118,179	0.66%	86,014	623	99.83
9.0000 - 9.4999	11	1,134,494	0.67%	103,136	628	100.00
9.5000 - 9.9999	1	81,467	0.05%	81,467	643	100.00
Fixed-Rate	317	33,353,818	19.72%	105,217	711	101.50
TOTAL:	1,415	169,109,847	100.00%	119,512	698	101.03

Maximum Mortgage of the Group II Mortgage Loans

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
8.0000 - 8.9999	1	69,885	0.04%	69,885	664	100.00
11.0000 - 11.9999	5	653,951	0.39%	130,790	751	103.89
12.0000 - 12.9999	185	25,752,062	15.23%	139,200	735	102.02
13.0000 - 13.9999	486	61,948,587	36.63%	127,466	709	100.76
14.0000 - 14.9999	341	39,183,414	23.17%	114,907	656	100.48
15.0000 - 15.9999	67	6,903,027	4.08%	103,030	641	100.46
16.0000 - 16.9999	12	1,177,657	0.70%	98,138	638	100.00
17.0000 - 17.9999	1	67,446	0.04%	67,446	617	100.00
Fixed-Rate	317	33,353,818	19.72%	105,217	711	101.50
TOTAL:	1,415	169,109,847	100.00%	119,512	698	101.03

1 solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

32

Residential Asset Mortgage Products, Inc.	RAMP Series 2005-RZ2 Trust

Minimum Mortgage of the Group II Mortgage Loans

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.0000 - 2.9999	2	236,170	0.14%	118,085	715	98.11
3.0000 - 3.9999	399	49,370,892	29.19%	123,737	753	100.99
4.0000 - 4.9999	175	21,020,145	12.43%	120,115	698	102.27
5.0000 - 5.9999	77	10,744,924	6.35%	139,544	669	100.62
6.0000 - 6.9999	180	23,805,626	14.08%	132,253	651	100.82
7.0000 - 7.9999	122	15,216,051	9.00%	124,722	650	100.08
8.0000 - 8.9999	102	11,260,150	6.66%	110,394	637	99.99
9.0000 - 9.9999	31	3,082,812	1.82%	99,446	622	100.00
10.0000 -10.9999	10	1,019,259	0.60%	101,926	631	100.00
Fixed Rate	317	33,353,818	19.72%	105,217	711	101.50
TOTAL:	1,415	169,109,847	100.00%	119,512	698	101.03

Next Interest Rate Adjustment Dates of the Group II Mortgage Loans

Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percentage of Group II Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Fixed-Rate Mortgage Loans	317	33,353,818	19.72%	105,217	711	101.50
July 2006	1	97,259	0.06%	97,259	623	98.00
August 2006	1	231,081	0.14%	231,081	744	107.00
September 2006	2	284,957	0.17%	142,479	659	103.52
October 2006	1	84,919	0.05%	84,919	635	103.00
November 2006	1	119,374	0.07%	119,374	651	99.00
January 2007	1	114,294	0.07%	114,294	608	100.00
March 2007	22	2,900,950	1.72%	131,861	694	101.22
April 2007	51	5,955,483	3.52%	116,774	684	101.84
May 2007	114	14,035,962	8.30%	123,122	693	100.85
June 2007	266	34,124,017	20.18%	128,286	664	100.34
July 2007	83	10,461,065	6.19%	126,037	652	100.18
August 2007	1	137,397	0.08%	137,397	625	102.00
September 2007	1	142,521	0.08%	142,521	691	106.00
October 2007	1	125,071	0.07%	125,071	721	107.00
February 2008	5	405,137	0.24%	81,027	688	99.18
March 2008	12	1,758,139	1.04%	146,512	717	102.18
April 2008	108	13,478,837	7.97%	124,804	705	101.75
May 2008	104	12,490,565	7.39%	120,102	714	101.34
June 2008	137	16,747,801	9.90%	122,247	720	101.54
July 2008	185	21,911,317	12.96%	118,440	731	100.44
June 2010	1	149,882	0.09%	149,882	688	100.00
TOTAL:	1,415	169,109,847	100.00%	119,512	698	101.03

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction.

33